TABLE OF CONTENTS

SEPARATE ACCOUNT B

SEPARATE ACCOUNT B

INVESTMENTS

DECEMBER 31, 2022

    Each variable account invests in shares of the corresponding portfolio (with the same name). The shares owned and value of investments as of December 31, 2022; and the cost of purchases and proceeds from sales of investments for the year ended December 31, 2022, were as follows:

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Diversified Bond Class I *	877	$8,520	$-	$149
High Yield Bond Class I *	1,928	17,092	-	417
Inflation Managed Class I *	2,409	28,039	333	6,833
Managed Bond Class I *	59,129	750,354	9,968	75,587
Short Duration Bond Class I *	10,747	109,794	-	1,867
Focused Growth Class I *	12,881	537,593	51,886	108,056
Growth Class I *	15,886	709,240	77,273	103,811
Large-Cap Core Class I *	40,798	2,223,886	14,249	145,849
Large-Cap Growth Class I *	16,000	244,801	4,391	4,475
Large-Cap Value Class I *	15,031	482,761	3,525	11,471
Mid-Cap Equity Class I *	6,734	190,446	443	12,890
Mid-Cap Growth Class I *	9,955	221,017	835	57,205
Small-Cap Growth Class I *	14,045	329,114	18,202	14,047
Small-Cap Index Class I *	5,401	150,593	695	13,235
Small-Cap Value Class I *	361	9,255	18	3,348
Value Class I *	4,808	93,566	-	1,287
Emerging Markets Class I *	2,016	33,344	-	496
International Large-Cap Class I *	11,533	134,753	-	1,943
International Small-Cap Class I *	3,976	43,780	-	30,744
International Value Class I *	18,975	267,235	5,859	36,265
Health Sciences Class I *	994	60,583	-	1,424
Real Estate Class I *	819	24,334	1,907	3,722
American Funds IS Asset Allocation Class 4	2,350	51,094	6,430	770
American Funds IS Growth Class 4	1,129	83,144	14,471	4,467
American Funds IS Growth-Income Class 4	1,418	69,069	9,905	19,469
Fidelity® VIP Government Money Market Service Class	50,480	50,480	1,555	5,084

* The variable account did not receive any dividend or capital gain distributions from its underlying portfolio during the reporting period.

See Notes to Financial Statements	SA-1

SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2022

	Variable Accounts
	Diversified	High Yield	Inflation	Managed	Short Duration	Equity
	Bond	Bond	Managed	Bond	Bond	Index
	Class I	Class I	Class I	Class I	Class I	Class I (1)
ASSETS
Investments in mutual funds, at value	$8,520	$17,092	$28,039	$750,354	$109,794	$-
Receivables:
Due from Pacific Life Insurance Company	-	8	-	18	-	-
Investments sold	-	1	1	29	4	-
Total Assets	8,520	17,101	28,040	750,401	109,798	-
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	3	-	51	-	8	-
Investments purchased	-	-	-	-	-	-
Total Liabilities	3	-	51	-	8	-
NET ASSETS	$8,517	$17,101	$27,989	$750,401	$109,790	$-
Units Outstanding	652	786	1,336	33,360	10,626	-
Accumulation Unit Value	$13.06	$21.76	$20.94	$22.49	$10.33	See Note (1)
Cost of Investments	$8,986	$9,295	$24,244	$607,498	$113,733	$-

	Focused		Large-Cap	Large-Cap	Large-Cap	Mid-Cap
	Growth	Growth	Core	Growth	Value	Equity
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$537,593	$709,240	$2,223,886	$244,801	$482,761	$190,446
Receivables:
Due from Pacific Life Insurance Company	-	18	86	15	-	-
Investments sold	19	25	86	9	19	7
Total Assets	537,612	709,283	2,224,058	244,825	482,780	190,453
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	46	-	-	-	32	36
Investments purchased	-	-	-	-	-	-
Total Liabilities	46	-	-	-	32	36
NET ASSETS	$537,566	$709,283	$2,224,058	$244,825	$482,748	$190,417
Units Outstanding	14,502	24,187	90,325	12,402	13,980	3,376
Accumulation Unit Value	$37.07	$29.32	$24.62	$19.74	$34.53	$56.41
Cost of Investments	$222,899	$231,300	$729,257	$85,170	$136,122	$65,068

	Mid-Cap	Small-Cap	Small-Cap	Small-Cap		Emerging
	Growth	Growth	Index	Value	Value	Markets
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$221,017	$329,114	$150,593	$9,255	$93,566	$33,344
Receivables:
Due from Pacific Life Insurance Company	-	12	-	-	-	-
Investments sold	9	13	6	-	4	1
Total Assets	221,026	329,139	150,599	9,255	93,570	33,345
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	11	-	34	39	5	30
Investments purchased	-	-	-	-	-	-
Total Liabilities	11	-	34	39	5	30
NET ASSETS	$221,015	$329,139	$150,565	$9,216	$93,565	$33,315
Units Outstanding	8,283	15,273	5,255	187	3,982	1,198
Accumulation Unit Value	$26.68	$21.55	$28.65	$49.41	$23.50	$27.80
Cost of Investments	$43,060	$98,343	$42,211	$3,113	$33,020	$15,905

(1) All units were fully redeemed or transferred prior to December 31, 2022 (See Financial Highlights for date of full redemption).

See Notes to Financial Statements	SA-2

SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2022

	Variable Accounts
	International	International	International	Health	Real	American Funds
	Large-Cap	Small-Cap	Value	Sciences	Estate	IS Asset Allocation
	Class I	Class I	Class I	Class I	Class I	Class 4
ASSETS
Investments in mutual funds, at value	$134,753	$43,780	$267,235	$60,583	$24,334	$51,094
Receivables:
Due from Pacific Life Insurance Company	-	-	10	5	-	-
Investments sold	5	2	10	2	1	2
Total Assets	134,758	43,782	267,255	60,590	24,335	51,096
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	16	7	-	-	48	8
Investments purchased	-	-	-	-	-	-
Total Liabilities	16	7	-	-	48	8
NET ASSETS	$134,742	$43,775	$267,255	$60,590	$24,287	$51,088
Units Outstanding	7,530	3,317	17,982	866	389	3,542
Accumulation Unit Value	$17.89	$13.20	$14.86	$69.94	$62.36	$14.42
Cost of Investments	$62,732	$44,734	$161,387	$16,003	$8,835	$50,629

			Fidelity VIP
	American Funds	American Funds	Government
	IS Growth	IS Growth-Income	Money Market
	Class 4	Class 4	Service Class
ASSETS
Investments in mutual funds, at value	$83,144	$69,069	$50,480
Receivables:
Due from Pacific Life Insurance Company	-	-	18
Investments sold	3	3	2
Total Assets	83,147	69,072	50,500
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	18	20	-
Investments purchased	-	-	-
Total Liabilities	18	20	-
NET ASSETS	$83,129	$69,052	$50,500
Units Outstanding	3,951	3,975	5,382
Accumulation Unit Value	$21.04	$17.37	$9.38
Cost of Investments	$81,106	$61,857	$50,480

See Notes to Financial Statements	SA-3

SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2022

	Variable Accounts
	Diversified	High Yield	Inflation	Managed	Short Duration	Equity
	Bond	Bond	Managed	Bond	Bond	Index
	Class I	Class I	Class I	Class I	Class I	Class I (1)
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	114	221	391	10,389	1,399	18
Administrative fees	14	26	47	1,247	168	2
Total Expenses	128	247	438	11,636	1,567	20
Net Investment Income (Loss)	(128)	(247)	(438)	(11,636)	(1,567)	(20)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(26)	152	1,159	7,283	(80)	3,299
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	(26)	152	1,159	7,283	(80)	3,299
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(1,948)	(2,162)	(5,294)	(138,586)	(5,256)	(3,823)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,102)	$(2,257)	$(4,573)	$(142,939)	$(6,903)	$(544)

	Focused		Large-Cap	Large-Cap	Large-Cap	Mid-Cap
	Growth	Growth	Core	Growth	Value	Equity
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	7,183	9,781	30,537	3,608	6,006	2,652
Administrative fees	862	1,174	3,664	433	721	318
Total Expenses	8,045	10,955	34,201	4,041	6,727	2,970
Net Investment Income (Loss)	(8,045)	(10,955)	(34,201)	(4,041)	(6,727)	(2,970)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	54,162	57,775	90,689	63	1,907	7,449
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	54,162	57,775	90,689	63	1,907	7,449
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(319,096)	(379,646)	(688,178)	(149,507)	(36,814)	(49,590)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(272,979)	$(332,826)	$(631,690)	$(153,485)	$(41,634)	$(45,111)

	Mid-Cap	Small-Cap	Small-Cap	Small-Cap		Emerging
	Growth	Growth	Index	Value	Value	Markets
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	3,231	4,430	2,049	157	1,149	443
Administrative fees	388	532	246	19	138	53
Total Expenses	3,619	4,962	2,295	176	1,287	496
Net Investment Income (Loss)	(3,619)	(4,962)	(2,295)	(176)	(1,287)	(496)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	45,608	(1,324)	9,252	1,530	787	245
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	45,608	(1,324)	9,252	1,530	787	245
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(155,206)	(137,969)	(50,535)	(4,211)	(1,326)	(11,654)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(113,217)	$(144,255)	$(43,578)	$(2,857)	$(1,826)	$(11,905)

(1) All units were fully redeemed or transferred prior to December 31, 2022 (See Financial Highlights for date of full redemption).

See Notes to Financial Statements	SA-4

SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Variable Accounts
	International	International	International	Health	Real	American Funds
	Large-Cap	Small-Cap	Value	Sciences	Estate	IS Asset Allocation
	Class I	Class I	Class I	Class I	Class I	Class 4
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$894
EXPENSES
Mortality and expense risk	1,704	666	3,387	737	370	660
Administrative fees	205	80	406	88	44	79
Total Expenses	1,909	746	3,793	825	414	739
Net Investment Income (Loss)	(1,909)	(746)	(3,793)	(825)	(414)	155
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	303	2,311	9,652	800	(250)	(133)
Capital gain distributions	-	-	-	-	-	5,537
Realized Gain (Loss) on Investments	303	2,311	9,652	800	(250)	5,404
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(24,778)	(14,152)	(13,485)	(4,684)	(9,180)	(14,478)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(26,384)	$(12,587)	$(7,626)	$(4,709)	$(9,844)	$(8,919)

			Fidelity VIP
	American Funds	American Funds	Government
	IS Growth	IS Growth-Income	Money Market
	Class 4	Class 4	Service Class
INVESTMENT INCOME
Dividends	$100	$824	$691
EXPENSES
Mortality and expense risk	1,198	1,090	656
Administrative fees	144	131	79
Total Expenses	1,342	1,221	735
Net Investment Income (Loss)	(1,242)	(397)	(44)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(1,852)	(1,055)	-
Capital gain distributions	14,371	9,080	-
Realized Gain (Loss) on Investments	12,519	8,025	-
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(50,106)	(27,931)	-
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(38,829)	$(20,303)	$(44)

See Notes to Financial Statements	SA-5

SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021	2022	2021

	Diversified Bond		High Yield Bond		Inflation Managed
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(128)	$(142)	$(247)	$(268)	$(438)	$(591)
Realized gain (loss) on investments	(26)	(1)	152	6	1,159	611
Change in net unrealized appreciation (depreciation) on investments	(1,948)	(141)	(2,162)	999	(5,294)	1,725
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,102)	(284)	(2,257)	737	(4,573)	1,745
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	-	-	-	-
Transfers between variable and fixed accounts, net	-	5,068	(165)	246	(1,243)	2,208
Contract benefits and terminations	-	-	-	-	(4,820)	(6,643)
Contract charges and deductions	(21)	(22)	(5)	(5)	-	(30)
Other	1	-	(1)	-	8	(2)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(20)	5,046	(171)	241	(6,055)	(4,467)
NET INCREASE (DECREASE) IN NET ASSETS	(2,122)	4,762	(2,428)	978	(10,628)	(2,722)
NET ASSETS
Beginning of Year	10,639	5,877	19,529	18,551	38,617	41,339
End of Year	$8,517	$10,639	$17,101	$19,529	$27,989	$38,617

	Managed Bond		Short Duration Bond		Equity Index
	Class I		Class I		Class I (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(11,636)	$(13,176)	$(1,567)	$(1,402)	$(20)	$(62)
Realized gain (loss) on investments	7,283	2,328	(80)	-	3,299	399
Change in net unrealized appreciation (depreciation) on investments	(138,586)	(13,151)	(5,256)	(567)	(3,823)	672
Net Increase (Decrease) in Net Assets Resulting from Operations	(142,939)	(23,999)	(6,903)	(1,969)	(544)	1,009
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	270	270	-	96,614	392	-
Transfers between variable and fixed accounts, net	(5,449)	87,636	(273)	451	-	(163)
Contract benefits and terminations	(48,556)	(61,241)	-	(8,771)	(4,279)	(303)
Contract charges and deductions	(262)	(296)	(27)	(27)	-	(8)
Other	11	2	-	(3)	(57)	5
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(53,986)	26,371	(300)	88,264	(3,944)	(469)
NET INCREASE (DECREASE) IN NET ASSETS	(196,925)	2,372	(7,203)	86,295	(4,488)	540
NET ASSETS
Beginning of Year or Period	947,326	944,954	116,993	30,698	4,488	3,948
End of Year or Period	$750,401	$947,326	$109,790	$116,993	$-	$4,488

(1) All units were fully redeemed or transferred prior to December 31, 2022 (See Financial Highlights for date of full redemption).

See Notes to Financial Statements	SA-6

SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021	2022	2021

	Focused Growth		Growth		Large-Cap Core
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(8,045)	$(11,274)	$(10,955)	$(13,962)	$(34,201)	$(38,649)
Realized gain (loss) on investments	54,162	5,178	57,775	26,942	90,689	225,251
Change in net unrealized appreciation (depreciation) on investments	(319,096)	137,666	(379,646)	182,561	(688,178)	443,355
Net Increase (Decrease) in Net Assets Resulting from Operations	(272,979)	131,570	(332,826)	195,541	(631,690)	629,957
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	2,400	2,400	600	600	930	15,134
Transfers between variable and fixed accounts, net	(50,000)	-	27,494	(14,630)	(26,913)	(56,691)
Contract benefits and terminations	(517)	(662)	(43,046)	(32,349)	(70,568)	(248,703)
Contract charges and deductions	(6)	(8)	(228)	(231)	(774)	(785)
Other	13	(6)	(422)	15	(113)	150
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(48,110)	1,724	(15,602)	(46,595)	(97,438)	(290,895)
NET INCREASE (DECREASE) IN NET ASSETS	(321,089)	133,294	(348,428)	148,946	(729,128)	339,062
NET ASSETS
Beginning of Year	858,655	725,361	1,057,711	908,765	2,953,186	2,614,124
End of Year	$537,566	$858,655	$709,283	$1,057,711	$2,224,058	$2,953,186

	Large-Cap Growth		Large-Cap Value		Mid-Cap Equity
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(4,041)	$(5,135)	$(6,727)	$(6,773)	$(2,970)	$(3,321)
Realized gain (loss) on investments	63	698	1,907	723	7,449	2,135
Change in net unrealized appreciation (depreciation) on investments	(149,507)	66,391	(36,814)	108,787	(49,590)	32,812
Net Increase (Decrease) in Net Assets Resulting from Operations	(153,485)	61,954	(41,634)	102,737	(45,111)	31,626
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	1,800	1,800	4,383	3,960	846	600
Transfers between variable and fixed accounts, net	2,722	3,922	(962)	4,084	10	(5)
Contract benefits and terminations	(519)	(1,267)	(4,607)	(909)	(10,164)	(2,196)
Contract charges and deductions	(46)	(48)	(33)	(38)	(24)	(28)
Other	(15)	5	2	(2)	(138)	(6)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	3,942	4,412	(1,217)	7,095	(9,470)	(1,635)
NET INCREASE (DECREASE) IN NET ASSETS	(149,543)	66,366	(42,851)	109,832	(54,581)	29,991
NET ASSETS
Beginning of Year	394,368	328,002	525,599	415,767	244,998	215,007
End of Year	$244,825	$394,368	$482,748	$525,599	$190,417	$244,998

See Notes to Financial Statements	SA-7

SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021	2022	2021

	Mid-Cap Growth		Small-Cap Growth		Small-Cap Index
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(3,619)	$(5,142)	$(4,962)	$(6,884)	$(2,295)	$(2,864)
Realized gain (loss) on investments	45,608	4,241	(1,324)	19,593	9,252	2,905
Change in net unrealized appreciation (depreciation) on investments	(155,206)	51,520	(137,969)	(10,466)	(50,535)	22,962
Net Increase (Decrease) in Net Assets Resulting from Operations	(113,217)	50,619	(144,255)	2,243	(43,578)	23,003
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	600	600	-	-	1,060	840
Transfers between variable and fixed accounts, net	(49,625)	1,920	19,240	(4,686)	-	45
Contract benefits and terminations	(3,668)	(2,905)	(10,008)	(10,457)	(11,288)	(1,817)
Contract charges and deductions	(3)	(3)	(115)	(128)	(18)	(24)
Other	(52)	-	(12)	3	9	(4)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(52,748)	(388)	9,105	(15,268)	(10,237)	(960)
NET INCREASE (DECREASE) IN NET ASSETS	(165,965)	50,231	(135,150)	(13,025)	(53,815)	22,043
NET ASSETS
Beginning of Year	386,980	336,749	464,289	477,314	204,380	182,337
End of Year	$221,015	$386,980	$329,139	$464,289	$150,565	$204,380

	Small-Cap Value		Value		Emerging Markets
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(176)	$(202)	$(1,287)	$(1,249)	$(496)	$(698)
Realized gain (loss) on investments	1,530	221	787	741	245	443
Change in net unrealized appreciation (depreciation) on investments	(4,211)	3,882	(1,326)	16,377	(11,654)	(4,528)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,857)	3,901	(1,826)	15,869	(11,905)	(4,783)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	-	-	-	-
Transfers between variable and fixed accounts, net	7	(224)	-	-	-	-
Contract benefits and terminations	(3,060)	-	-	-	-	-
Contract charges and deductions	(9)	(9)	-	-	-	-
Other	(84)	(11)	-	(1)	10	4
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(3,146)	(244)	-	(1)	10	4
NET INCREASE (DECREASE) IN NET ASSETS	(6,003)	3,657	(1,826)	15,868	(11,895)	(4,779)
NET ASSETS
Beginning of Year	15,219	11,562	95,391	79,523	45,210	49,989
End of Year	$9,216	$15,219	$93,565	$95,391	$33,315	$45,210

See Notes to Financial Statements	SA-8

SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021	2022	2021

	International Large-Cap		International Small-Cap		International Value
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,909)	$(2,127)	$(746)	$(1,547)	$(3,793)	$(4,200)
Realized gain (loss) on investments	303	230	2,311	3,965	9,652	7,927
Change in net unrealized appreciation (depreciation) on investments	(24,778)	20,671	(14,152)	9,695	(13,485)	46,657
Net Increase (Decrease) in Net Assets Resulting from Operations	(26,384)	18,774	(12,587)	12,113	(7,626)	50,384
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	-	-	172	-
Transfers between variable and fixed accounts, net	-	3,041	(30,000)	-	(13,326)	(15,093)
Contract benefits and terminations	-	-	-	(25,000)	(13,330)	(6,993)
Contract charges and deductions	(35)	(34)	-	-	(71)	(74)
Other	3	-	4	-	(57)	4
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(32)	3,007	(29,996)	(25,000)	(26,612)	(22,156)
NET INCREASE (DECREASE) IN NET ASSETS	(26,416)	21,781	(42,583)	(12,887)	(34,238)	28,228
NET ASSETS
Beginning of Year	161,158	139,377	86,358	99,245	301,493	273,265
End of Year	$134,742	$161,158	$43,775	$86,358	$267,255	$301,493

	Health Sciences		Real Estate		American Funds IS Asset
	Class I		Class I		Allocation Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(825)	$(878)	$(414)	$(414)	$155	$(24)
Realized gain (loss) on investments	800	847	(250)	13	5,404	1,929
Change in net unrealized appreciation (depreciation) on investments	(4,684)	6,505	(9,180)	10,035	(14,478)	5,118
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,709)	6,474	(9,844)	9,634	(8,919)	7,023
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	1,800	1,800	-	-
Transfers between variable and fixed accounts, net	-	-	72	(219)	-	-
Contract benefits and terminations	(558)	(536)	(3,211)	-	-	-
Contract charges and deductions	(41)	(40)	(12)	(11)	(30)	-
Other	-	1	(34)	(19)	(1)	-
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(599)	(575)	(1,385)	1,551	(31)	-
NET INCREASE (DECREASE) IN NET ASSETS	(5,308)	5,899	(11,229)	11,185	(8,950)	7,023
NET ASSETS
Beginning of Year	65,898	59,999	35,516	24,331	60,038	53,015
End of Year	$60,590	$65,898	$24,287	$35,516	$51,088	$60,038

See Notes to Financial Statements	SA-9

SEPARATE ACCOUNT B

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021	2022	2021

	American Funds IS		American Funds IS		Fidelity VIP Government
	Growth Class 4		Growth-Income Class 4		Money Market Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,242)	$(1,572)	$(397)	$(433)	$(44)	$(754)
Realized gain (loss) on investments	12,519	20,668	8,025	1,054	-	-
Change in net unrealized appreciation (depreciation) on investments	(50,106)	2,408	(27,931)	18,858	-	-
Net Increase (Decrease) in Net Assets Resulting from Operations	(38,829)	21,504	(20,303)	19,479	(44)	(754)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	156	-	-	-
Transfers between variable and fixed accounts, net	-	-	-	13	(1,590)	3,350
Contract benefits and terminations	(3,119)	(15,635)	(18,020)	(120)	(1,885)	(1,744)
Contract charges and deductions	(7)	(7)	(21)	(24)	(11)	(9)
Other	9	(4)	(358)	(3)	2	(1)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(3,117)	(15,646)	(18,243)	(134)	(3,484)	1,596
NET INCREASE (DECREASE) IN NET ASSETS	(41,946)	5,858	(38,546)	19,345	(3,528)	842
NET ASSETS
Beginning of Year	125,075	119,217	107,598	88,253	54,028	53,186
End of Year	$83,129	$125,075	$69,052	$107,598	$50,500	$54,028

See Notes to Financial Statements	SA-10

SEPARATE ACCOUNT B

FINANCIAL HIGHLIGHTS

     A summary of accumulation unit values ("AUV"), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Diversified Bond Class I
2022	$13.06	652	$8,517	0.00%	1.40%	(19.75)%
2021	16.28	654	10,639	0.00%	1.40%	(3.29)%
2020	16.83	349	5,877	0.00%	1.40%	8.82%
2019	15.46	350	5,414	0.00%	1.40%	11.43%
2018	13.88	351	4,873	0.00%	1.40%	(2.74)%
High Yield Bond Class I
2022	$21.76	786	$17,101	0.00%	1.40%	(11.59)%
2021	24.61	794	19,529	0.00%	1.40%	3.96%
2020	23.67	784	18,551	0.00%	1.40%	4.27%
2019	22.70	775	17,589	0.00%	1.40%	12.40%
2018	20.20	772	15,590	0.00%	1.40%	(4.62)%
Inflation Managed Class I
2022	$20.94	1,336	$27,989	0.00%	1.40%	(13.10)%
2021	24.10	1,603	38,617	0.00%	1.40%	4.22%
2020	23.12	1,788	41,339	0.00%	1.40%	9.87%
2019	21.04	1,874	39,437	0.00%	1.40%	7.13%
2018	19.64	1,882	36,966	0.00%	1.40%	(3.52)%
Managed Bond Class I
2022	$22.49	33,360	$750,401	0.00%	1.40%	(15.21)%
2021	26.53	35,706	947,326	0.00%	1.40%	(2.51)%
2020	27.21	34,724	944,954	0.00%	1.40%	6.83%
2019	25.47	36,584	931,874	0.00%	1.40%	6.98%
2018	23.81	40,501	964,316	0.00%	1.40%	(1.99)%
Short Duration Bond Class I
2022	$10.33	10,626	$109,790	0.00%	1.40%	(5.90)%
2021	10.98	10,656	116,993	0.00%	1.40%	(1.84)%
2020	11.18	2,745	30,698	0.00%	1.40%	2.29%
2019	10.93	3,489	38,151	0.00%	1.40%	2.77%
2018	10.64	286	3,043	0.00%	1.40%	(0.28)%
Dividend Growth Class I
2022 (4)
2021 (4)
2020 (4)
2019 (4)
01/01/2018 - 03/23/2018 (4)	$22.50	-	$-	0.00%	1.40%	(3.40)%
Equity Index Class I (5)
01/01/2022 - 05/06/2022	$31.23	-	$-	0.00%	1.40%	(13.55)%
2021	36.13	124	4,488	0.00%	1.40%	26.59%
2020	28.54	138	3,948	0.00%	1.40%	16.47%
2019	24.50	159	3,897	0.00%	1.40%	29.28%
2018	18.95	180	3,406	0.00%	1.40%	(6.06)%
Focused Growth Class I
2022	$37.07	14,502	$537,566	0.00%	1.40%	(34.72)%
2021	56.78	15,122	858,655	0.00%	1.40%	18.12%
2020	48.07	15,089	725,361	0.00%	1.40%	36.37%
2019	35.25	15,040	530,160	0.00%	1.40%	33.58%
2018	26.39	15,208	401,316	0.00%	1.40%	3.52%
Growth Class I
2022	$29.32	24,187	$709,283	0.00%	1.40%	(32.17)%
2021	43.23	24,466	1,057,711	0.00%	1.40%	21.71%
2020	35.52	25,584	908,765	0.00%	1.40%	29.73%
2019	27.38	26,470	724,754	0.00%	1.40%	36.21%
2018	20.10	28,705	576,997	0.00%	1.40%	0.97%
Large-Cap Core Class I
2022	$24.62	90,325	$2,224,058	0.00%	1.40%	(21.72)%
2021	31.45	93,890	2,953,186	0.00%	1.40%	25.99%
2020	24.97	104,708	2,614,124	0.00%	1.40%	12.35%
2019	22.22	117,330	2,607,235	0.00%	1.40%	30.30%
2018	17.05	134,987	2,302,156	0.00%	1.40%	(9.03)%

See Notes to Financial Statements	SA-11	See explanation of references on page SA-14

SEPARATE ACCOUNT B

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Large-Cap Growth Class I
2022	$19.74	12,402	$244,825	0.00%	1.40%	(38.76)%
2021	32.24	12,234	394,368	0.00%	1.40%	18.60%
2020	27.18	12,067	328,002	0.00%	1.40%	36.42%
2019	19.92	12,118	241,444	0.00%	1.40%	30.51%
2018	15.27	11,896	181,617	0.00%	1.40%	0.46%
Large-Cap Value Class I
2022	$34.53	13,980	$482,748	0.00%	1.40%	(7.93)%
2021	37.50	14,015	525,599	0.00%	1.40%	24.36%
2020	30.16	13,787	415,767	0.00%	1.40%	4.40%
2019	28.89	13,641	394,039	0.00%	1.40%	26.68%
2018	22.80	12,840	292,783	0.00%	1.40%	(10.62)%
Mid-Cap Equity Class I
2022	$56.41	3,376	$190,417	0.00%	1.40%	(18.41)%
2021	69.13	3,544	244,998	0.00%	1.40%	14.78%
2020	60.23	3,570	215,007	0.00%	1.40%	25.74%
2019	47.90	3,707	177,576	0.00%	1.40%	19.16%
2018	40.20	3,701	148,756	0.00%	1.40%	(10.98)%
Mid-Cap Growth Class I
2022	$26.68	8,283	$221,015	0.00%	1.40%	(31.69)%
2021	39.06	9,907	386,980	0.00%	1.40%	15.05%
2020	33.95	9,919	336,749	0.00%	1.40%	48.05%
2019	22.93	13,907	318,911	0.00%	1.40%	36.53%
2018	16.80	14,485	243,304	0.00%	1.40%	(1.24)%
Small-Cap Growth Class I
2022	$21.55	15,273	$329,139	0.00%	1.40%	(30.90)%
2021	31.19	14,888	464,289	0.00%	1.40%	0.28%
2020	31.10	15,348	477,314	0.00%	1.40%	53.42%
2019	20.27	16,798	340,520	0.00%	1.40%	30.07%
2018	15.59	18,363	286,196	0.00%	1.40%	4.08%
Small-Cap Index Class I
2022	$28.65	5,255	$150,565	0.00%	1.40%	(21.96)%
2021	36.72	5,567	204,380	0.00%	1.40%	12.65%
2020	32.59	5,594	182,337	0.00%	1.40%	17.50%
2019	27.74	5,570	154,494	0.00%	1.40%	23.06%
2018	22.54	5,942	133,927	0.00%	1.40%	(12.79)%
Small-Cap Value Class I
2022	$49.41	187	$9,216	0.00%	1.40%	(17.96)%
2021	60.23	253	15,219	0.00%	1.40%	33.72%
2020	45.04	257	11,562	0.00%	1.40%	2.00%
2019	44.16	321	14,157	0.00%	1.40%	20.88%
2018	36.53	321	11,712	0.00%	1.40%	(17.46)%
Value Class I
2022	$23.50	3,982	$93,565	0.00%	1.40%	(1.91)%
2021	23.96	3,982	95,391	0.00%	1.40%	19.95%
2020	19.97	3,982	79,523	0.00%	1.40%	(8.23)%
2019	21.76	3,982	86,656	0.00%	1.40%	22.99%
2018	17.70	3,982	70,460	0.00%	1.40%	(13.60)%
Emerging Markets Class I
2022	$27.80	1,198	$33,315	0.00%	1.40%	(26.31)%
2021	37.73	1,198	45,210	0.00%	1.40%	(9.56)%
2020	41.71	1,198	49,989	0.00%	1.40%	15.70%
2019	36.06	1,198	43,207	0.00%	1.40%	23.86%
2018	29.11	1,198	34,885	0.00%	1.40%	(13.23)%
International Large-Cap Class I
2022	$17.89	7,530	$134,742	0.00%	1.40%	(16.37)%
2021	21.40	7,532	161,158	0.00%	1.40%	13.18%
2020	18.90	7,373	139,377	0.00%	1.40%	9.20%
2019	17.31	7,374	127,665	0.00%	1.40%	26.25%
2018	13.71	7,376	101,148	0.00%	1.40%	(13.04)%

See Notes to Financial Statements	SA-12	See explanation of references on page SA-14

SEPARATE ACCOUNT B

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
International Small-Cap Class I
2022	$13.20	3,317	$43,775	0.00%	1.40%	(18.24)%
2021	16.14	5,349	86,358	0.00%	1.40%	12.29%
2020	14.38	6,903	99,245	0.00%	1.40%	6.91%
2019	13.45	6,903	92,826	0.00%	1.40%	18.40%
2018	11.36	6,903	78,402	0.00%	1.40%	(23.25)%
International Value Class I
2022	$14.86	17,982	$267,255	0.00%	1.40%	(2.63)%
2021	15.26	19,751	301,493	0.00%	1.40%	18.69%
2020	12.86	21,248	273,265	0.00%	1.40%	(8.46)%
2019	14.05	19,388	272,389	0.00%	1.40%	14.98%
2018	12.22	19,513	238,434	0.00%	1.40%	(16.15)%
Health Sciences Class I
2022	$69.94	866	$60,590	0.00%	1.40%	(7.11)%
2021	75.30	875	65,898	0.00%	1.40%	10.82%
2020	67.94	883	59,999	0.00%	1.40%	17.13%
2019	58.00	891	51,687	0.00%	1.40%	24.02%
2018	46.77	906	42,377	0.00%	1.40%	6.39%
Real Estate Class I
2022	$62.36	389	$24,287	0.00%	1.40%	(26.67)%
2021	85.05	418	35,516	0.00%	1.40%	38.37%
2020	61.46	396	24,331	0.00%	1.40%	(4.62)%
2019	64.44	416	26,802	0.00%	1.40%	29.46%
2018	49.78	387	19,283	0.00%	1.40%	(8.74)%
American Funds IS Asset Allocation Class 4
2022	$14.42	3,542	$51,088	1.69%	1.40%	(14.86)%
2021	16.94	3,544	60,038	1.36%	1.40%	13.25%
2020	14.96	3,544	53,015	1.48%	1.40%	10.60%
2019	13.53	3,546	47,968	1.73%	1.40%	19.24%
2018	11.34	3,549	40,253	1.45%	1.40%	(6.16)%
American Funds IS Growth Class 4
2022	$21.04	3,951	$83,129	0.10%	1.40%	(31.09)%
2021	30.53	4,097	125,075	0.06%	1.40%	19.99%
2020	25.44	4,685	119,217	0.21%	1.40%	49.61%
2019	17.01	4,778	81,253	0.57%	1.40%	28.63%
2018	13.22	4,781	63,217	0.25%	1.40%	(1.90)%
American Funds IS Growth-Income Class 4
2022	$17.37	3,975	$69,052	0.94%	1.40%	(17.86)%
2021	21.15	5,088	107,598	0.96%	1.40%	22.08%
2020	17.32	5,095	88,253	1.14%	1.40%	11.67%
2019	15.51	6,132	95,121	1.56%	1.40%	24.10%
2018	12.50	5,579	69,731	1.15%	1.40%	(3.43)%
Fidelity VIP Government Money Market Service Class
2022	$9.38	5,382	$50,500	1.32%	1.40%	(0.04)%
2021	9.39	5,755	54,028	0.01%	1.40%	(1.38)%
2020	9.52	5,587	53,186	0.29%	1.40%	(1.11)%
2019	9.63	5,620	54,103	1.90%	1.40%	0.50%
2018	9.58	5,745	55,025	1.52%	1.40%	0.13%

See Notes to Financial Statements	SA-13	See explanation of references on page SA-14

SEPARATE ACCOUNT B

FINANCIAL HIGHLIGHTS (Continued)

Explanation of References for Financial Highlights on pages SA-11 to SA-13

(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios, divided by the average daily net assets (See Note 3 in Notes to Financial Statements). These ratios exclude those expenses, such as mortality and expense risk ("M&E") fees that are assessed against contract owner accounts, either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.

(2)	The expense ratios represent annualized contract fees and expenses of the Separate Account divided by the average daily net assets for each period indicated. These ratios include only those expenses that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios in which the variable accounts invest and charges made directly to contract owner accounts through the redemption of units (See Note 4 in Notes to Financial Statements). The expense ratios for periods of less than one full year are annualized.

(3)	Total returns reflect changes in unit values of the underlying portfolios and deductions for M&E and administrative fees assessed through the daily AUV calculation. These fees are assessed at an annual rate of 1.40% of the average daily net assets of each variable account as discussed in Note 4 in Notes to Financial Statements. Total returns do not include deductions at the separate account or contract level for any premium loads, maintenance fees, premium tax charges, withdrawal and surrender charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

(4)	There has been no activity in the Dividend Growth Class I Variable Account since March 23, 2018.

(5)	All units were fully redeemed or transferred prior to December 31, 2022. The AUV is as of the period ended as indicated.

See Notes to Financial Statements	SA-14

SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

    The Separate Account B (the “Separate Account”) of Pacific Life Insurance Company (“Pacific Life”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account consists of subaccounts (each, a “Variable Account” and collectively, the “Variable Accounts”) which invest in shares of corresponding portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of registered investment management companies (each, a “Fund” and collectively, the “Funds”). As of December 31, 2022, the Fund investment options are Pacific Select Fund (See Note 4), American Funds Insurance Series, and Fidelity Variable Insurance Products Funds (collectively, the “Funds”). The Variable Accounts which have not commenced operations as of December 31, 2022 are not presented in this annual report.

    Each of the Portfolios pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account's financial statements.

    The Large-Cap Core Class I Variable Account was formerly named Main Street Core Class I Variable Account.

    The units in the Equity Index Class I Variable Account were fully redeemed or transferred prior to December 31, 2022.

    Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable annuity contracts, are obligations of Pacific Life.

    The Separate Account funds individual flexible premium deferred variable annuity contracts (the "Contracts"). The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

    A. Valuation of Investments

    The fair value of the Variable Account’s investments in mutual funds is based on the computed net asset values (“NAV”) of the corresponding Portfolios, which are obtained from the transfer agents or Fund companies and reflect the fair values of the Portfolio investments. The NAV is calculated daily upon the close of the New York Stock Exchange and is based on the fair values of the underlying securities. Valuation of the underlying securities is discussed in the notes to the Funds’ financial statements.

    B. Security Transactions and Income

    Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend and capital gain distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

    C. Federal Income Taxes

    The operations of the Separate Account are included within the total operations of Pacific Life, which files income tax returns as part of the Pacific Mutual Holding Company consolidated federal income tax return. Under the current tax law, no federal income taxes are expected to be paid with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

    All dividend and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

    Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2022.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

    Pacific Life deducts from the Separate Account daily charges for mortality and expense risks (“M&E”) and administrative fees Pacific Life assumes at an annual rate of 1.25% and 0.15%, respectively, of the average daily net assets of each Variable Account and result in a direct reduction in unit values. The mortality risk assumed by Pacific Life is the risk that the annuitant will live longer than predicted and will receive more annuity payments than anticipated. Pacific Life also assumes mortality risk in connection with any death benefit paid under the Contracts. The expense risk assumed is that expenses incurred in administering the Contracts and the Separate Account will exceed the amounts realized from fees and charges assessed against the Contracts. M&E fees and administrative fees are included in the Statements of Operations.

SA-15

SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (Continued)

    Under the Contracts, Pacific Life also makes certain deductions from the net assets of each Variable Account through a redemption of units for maintenance fees, any state premium taxes, and any withdrawal and surrender charges, and are shown as a decrease in net assets from contract owner transactions in the accompanying Statements of Changes in Net Assets. For some Contracts, a surrender charge is imposed if the Contract partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual Contract. These fees and charges are assessed directly to each Contract owner account through redemption of units. Withdrawal and surrender charges are included in contract benefits and terminations, and maintenance fees and any state premium taxes are included in contract charges and deductions in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.

    In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

    The assets of certain Variable Accounts invest in Class D, Class I, or Class P shares of the corresponding Portfolios of Pacific Select Fund ("PSF"). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors, LLC ("PLFA"), a wholly-owned subsidiary of Pacific Life, pursuant to PSF's Investment Advisory Agreement and pays a class-specific non-12b-1 service fee for class I shares and a class-specific 12b-1 distribution and service fee for class D shares to Pacific Select Distributors, LLC ("PSD"), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF's non-12b-1 Service Plan and 12b-1 Distribution and Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF Administration and Support Services Agreement for providing services to PSF that are outside the scope of the Investment Adviser's responsibilities under the Investment Advisory Agreement. The advisory fee and distribution and/or service fee rates are disclosed in the notes to financial statements of PSF, which are provided separately. For the year ended December 31, 2022, PLFA received net advisory fees from the Portfolios of PSF at effective annual rates ranging from 0.05% to 0.90%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only and a 12b-1 service fee of 0.20% and a distribution fee of 0.05% on Class D shares only, all of which are based on the average daily net assets of each Portfolio. There was no investment by this Separate Account in Class D or Class P shares of PSF during the year ended December 31, 2022.

5. RELATED PARTY AGREEMENT

    PSD serves as principal underwriter of the Contracts funded by interests in the Separate Account, without remuneration from the Separate Account.

6. FAIR VALUE MEASUREMENTS

    The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical holdings

Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

    The inputs or methodologies used for valuing the Variable Accounts' holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2022, the Variable Accounts' holdings as presented in the Investments section were all categorized as Level 1 under the three-tier hierarchy of inputs.

7. CHANGES IN UNITS OUTSTANDING

    The changes in units outstanding for the year ended December 31, 2022 and 2021 were as follows:

	2022			2021
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Diversified Bond Class I	-	(2)	(2)	306	(1)	305
High Yield Bond Class I	-	(8)	(8)	10	-	10
Inflation Managed Class I	15	(282)	(267)	96	(281)	(185)
Managed Bond Class I	445	(2,791)	(2,346)	3,277	(2,295)	982
Short Duration Bond Class I	-	(30)	(30)	8,707	(796)	7,911
Equity Index Class I	13	(137)	(124)	5	(19)	(14)
Focused Growth Class I	1,403	(2,023)	(620)	45	(12)	33
Growth Class I	2,516	(2,795)	(279)	62	(1,180)	(1,118)
Large-Cap Core Class I	658	(4,223)	(3,565)	726	(11,544)	(10,818)
Large-Cap Growth Class I	201	(33)	168	249	(82)	167
Large-Cap Value Class I	127	(162)	(35)	292	(64)	228
Mid-Cap Equity Class I	15	(183)	(168)	11	(37)	(26)
Mid-Cap Growth Class I	37	(1,661)	(1,624)	74	(86)	(12)
Small-Cap Growth Class I	830	(445)	385	228	(688)	(460)

SA-16

SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (Continued)

	2022			2021
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Small-Cap Index Class I	35	(347)	(312)	28	(55)	(27)
Small-Cap Value Class I	-	(66)	(66)	2	(6)	(4)
Value Class I	-	-	-	-	-	-
Emerging Markets Class I	-	-	-	-	-	-
International Large-Cap Class I	-	(2)	(2)	161	(2)	159
International Small-Cap Class I	-	(2,032)	(2,032)	-	(1,554)	(1,554)
International Value Class I	460	(2,229)	(1,769)	448	(1,945)	(1,497)
Health Sciences Class I	-	(9)	(9)	-	(8)	(8)
Real Estate Class I	27	(56)	(29)	25	(3)	22
American Funds IS Asset Allocation Class 4	-	(2)	(2)	-	-	-
American Funds IS Growth Class 4	-	(146)	(146)	-	(588)	(588)
American Funds IS Growth-Income Class 4	8	(1,121)	(1,113)	3	(10)	(7)
Fidelity VIP Government Money Market Service Class	99	(472)	(373)	353	(185)	168

SA-17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life Insurance Company:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Separate Account B of Pacific Life Insurance Company (the "Separate Account") comprising the variable accounts listed in Appendix A, including the schedules of investments as of December 31, 2022, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in Appendix A, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Variable Accounts constituting the Separate Account B of Pacific Life Insurance Company as of December 31, 2022, the results of their operations, changes in their net assets, and financial highlights for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2022, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 23, 2023

We have served as the auditor of Separate Account B of Pacific Life Insurance Company since 1997.

SA-18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A

Variable Account Comprising the Separate Account B	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Diversified Bond Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
High Yield Bond Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Inflation Managed Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Managed Bond Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Short Duration Bond Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Dividend Growth Class I	Not Applicable	Not Applicable	For the period from January 1, 2018 through March 23, 2018
Equity Index Class I	For the period from January 1, 2022 through May 6, 2022	For the period from January 1, 2022 through May 6, 2022, and for the year in the period ended December 31, 2021	For the period from January 1, 2022 through May 6, 2022, and for each of the four years in the period ended December 31, 2021, 2020, 2019, 2018.
Focused Growth Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Growth Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Large-Cap Core Class I (formerly Main Street Core Class I)	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Large-Cap Growth Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Large-Cap Value Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Mid-Cap Equity Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Mid-Cap Growth Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Small-Cap Growth Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Small-Cap Index Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Small-Cap Value Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Value Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Emerging Markets Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
International Large-Cap Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
International Small-Cap Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
International Value Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Health Sciences Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Real Estate Class I	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
American Funds IS Asset Allocation Class 4	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
American Funds IS Growth Class 4	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022

SA-19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account Comprising the Separate Account B	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
American Funds IS Growth-Income Class 4	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Fidelity® VIP Government Money Market Service Class	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022

SA-20

*67466202222000100*

PACIFIC LIFE INSURANCE COMPANY

Financial Statements - Statutory Basis

as of December 31, 2022 and 2021 and

for the years ended December 31, 2022, 2021 and 2020,

Supplemental Schedule of Selected Financial Data

as of and for the year ended December 31, 2022,

Supplemental Summary Investment Schedule,

Supplemental Schedule of Investment Risk Interrogatories,

and Supplemental Schedule of Reinsurance Disclosures

as of December 31, 2022

and Independent Auditor’s Report

Deloitte & Touche LLP 695 Town Center Drive Suite 1000 Costa Mesa, CA 92626 USA Tel: 714 436 7100 Fax: 714 436 7200 www.deloitte.com

INDEPENDENT AUDITOR’S REPORT

Pacific Life Insurance Company:

Opinions

We have audited the statutory-basis financial statements of Pacific Life Insurance Company (the "Company"), which comprise the statements of admitted assets, liabilities, and capital and surplus - statutory basis as of December 31, 2022 and 2021, and the related statements of operations - statutory basis, capital and surplus - statutory basis, and cash flows - statutory basis for each of the three years in the period ended December 31, 2022, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance as described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Nebraska Department of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory- basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2022 audit was conducted for the purpose of forming an opinion on the 2022 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, the supplemental schedule of investment risk interrogatories, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2022 are presented for purposes of additional analysis and are not a required part of the 2022 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2022 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2022 statutory-basis financial statements as a whole.

March 20, 2023

Pacific Life Insurance Company

S T A T E M E N T S  O F  A D M I T T E D  A S S E T S,

L I A B I L I T I E S  A N D  C A P I T A L  A N D  S U R P L U S - S T A T U T O R Y  B A S I S

	December 31,
(In Millions, except share data)	2022	2021
ADMITTED ASSETS
Bonds	$73,845	$67,346
Preferred stocks	4	2
Common stocks	669	695
Mortgage loans	19,028	15,923
Real estate	153	149
Cash, cash equivalents and short-term investments	888	993
Contract loans	7,597	7,489
Derivatives	1,434	2,206
Securities lending reinvested collateral assets	2,828	3,327
Other invested assets	10,026	5,743
Investment income due and accrued	908	1,086
Net deferred tax asset	334	462
Other assets	1,965	2,203
Separate account assets	58,636	70,442

TOTAL ADMITTED ASSETS	$178,315	$178,066

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
Aggregate reserves	$79,459	$76,028
Liability for deposit-type contracts	18,585	11,198
Transfers to separate accounts due or accrued, net	(685)	(792)
Other liabilities	9,447	8,636
Asset valuation reserve	1,171	1,201
Separate account liabilities	58,636	70,442
TOTAL LIABILITIES	166,613	166,713
Capital and Surplus:
Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in surplus	2,536	1,836
Other surplus adjustments	91	122
Special surplus adjustments	328
Unassigned surplus	7,129	7,690
Surplus notes	1,588	1,675
TOTAL CAPITAL AND SURPLUS	11,702	11,353

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$178,315	$178,066

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S  O F  O P E R A T I O N S - S T A T U T O R Y  B A S I S

	Years Ended December 31,
(In Millions)	2022	2021	2020
REVENUES
Premiums and annuity considerations	$14,298	$13,984	$11,760
Net investment income	3,401	3,276	3,206
Reserve adjustments on reinsurance ceded	(450)	(677)	(779)
Separate account fees	1,324	1,365	1,218
Other income	157	287	212
TOTAL REVENUES	18,730	18,235	15,617

BENEFITS AND EXPENSES
Current and future policy benefits	15,322	16,692	13,785
Commission expense	1,057	1,000	979
Operating expenses	1,210	1,084	1,085
TOTAL BENEFITS AND EXPENSES	17,589	18,776	15,849

NET GAIN (LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME TAXES	1,141	(541)	(232)
Federal income tax expense (benefit)	9	210	(197)

NET GAIN (LOSS) FROM OPERATIONS	1,132	(751)	(35)
Net realized capital gains (losses) less tax	(981)	1,612	(64)

NET INCOME (LOSS)	$151	$861	($99)

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S  O F  C A P I T A L  A N D  S U R P L U S - S T A T U T O R Y  B A S I S

(In Millions)	Common Stock	Paid-in Surplus	Other Surplus Adjustments	Special Surplus Adjustments	Unassigned Surplus	Surplus Notes	Total
BALANCES, JANUARY 1, 2020	$30	$1,186	$139	$—	$7,425	$1,730	$10,510
Net loss					(99)		(99)
Change in net unrealized capital losses less tax					(157)		(157)
Change in net deferred income tax					(68)		(68)
Change in nonadmitted assets					35		35
Net change in surplus notes						(56)	(56)
Capital contribution from parent		650					650
Change in reserve on account of change in valuation basis					341		341
Change in asset valuation reserve					259		259
Surplus contributed to separate accounts					(82)		(82)
Other changes in surplus in separate accounts					82		82
Other surplus adjustment for derivatives			(8)				(8)
Prior period adjustment					(44)		(44)
Change in other surplus transactions					1		1
BALANCES, DECEMBER 31, 2020	30	1,836	131	—	7,693	1,674	11,364
Net income					861		861
Change in net unrealized capital gains less tax					318		318
Change in net deferred income tax					88		88
Change in nonadmitted assets					(84)		(84)
Change in asset valuation reserve					(732)		(732)
Surplus contributed to separate accounts					(68)		(68)
Other changes in surplus in separate accounts					68		68
Dividend to parent					(450)		(450)
Other surplus adjustment for derivatives			(9)				(9)
Change in other surplus transactions					(4)	1	(3)
BALANCES, DECEMBER 31, 2021	30	1,836	122	—	7,690	1,675	11,353
Net income				254	(103)		151
Change in net unrealized capital gains (losses) less tax				74	(247)		(173)
Change in net deferred income tax					204		204
Change in nonadmitted assets					(445)		(445)
Capital contribution from parent		700					700
Change in asset valuation reserve					30		30
Surplus contributed to separate accounts					(194)		(194)
Other changes in surplus in separate accounts					194		194
Other surplus adjustment for derivatives			(31)				(31)
Net change in surplus notes						(87)	(87)
BALANCES, DECEMBER 31, 2022	$30	$2,536	$91	$328	$7,129	$1,588	$11,702

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S  O F  C A S H  F L O W S - S T A T U T O R Y  B A S I S

	Years Ended December 31,
(In Millions)	2022	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums collected, net of reinsurance	$14,258	$13,658	$11,279
Net investment income	3,296	3,245	3,347
Other income	1,321	1,073	728
Benefits and loss related payments	(11,340)	(11,645)	(9,577)
Net transfers (to) from separate accounts	(285)	(261)	246
Commissions, expenses paid and other deductions	(2,190)	(1,998)	(2,077)
Dividends paid to policyholders	(8)	(9)	(9)
Federal income taxes (paid) recovered, net	358	(215)	(482)
NET CASH PROVIDED BY OPERATING ACTIVITIES	5,410	3,848	3,455

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	8,369	8,034	6,437
Stocks	138	50	166
Mortgage loans	1,058	1,311	533
Other invested assets	2,998	2,388	1,862
Miscellaneous proceeds	2,182	2,063	1,756
Cost of investments acquired
Bonds	(15,342)	(15,960)	(11,915)
Stocks	(182)	(59)	(487)
Mortgage loans	(4,183)	(2,154)	(1,903)
Other invested assets	(6,571)	(3,280)	(2,416)
Miscellaneous applications	(2,427)	(1,881)	(2,420)
Net increase (decrease) in contract loans	(108)	201	250
NET CASH USED IN INVESTING ACTIVITIES	(14,068)	(9,287)	(8,137)
(Continued)

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S  O F  C A S H  F L O W S - S T A T U T O R Y  B A S I S

	Years Ended December 31,
(In Millions)	2022	2021	2020
(Continued)
CASH FLOWS FROM FINANCING AND MISCELLANEOUS ACTIVITIES
Net deposits on deposit-type contracts	$7,180	$4,241	$2,029
Borrowed funds		(49)	(1)
Net change in surplus notes	(85)		(56)
Contribution from parent	700		650
Dividend to parent		(303)
Other cash provided	758	543	349
NET CASH PROVIDED BY FINANCING AND MISCELLANEOUS ACTIVITIES	8,553	4,432	2,971

Net change in cash, cash equivalents and short-term investments	(105)	(1,007)	(1,711)
Cash, cash equivalents and short-term investments, beginning of year	993	2,000	3,711

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$888	$993	$2,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$111	$100	$101

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION FOR NON-CASH TRANSACTIONS
Bonds disposed and acquired	$947	$747	$962
Stocks disposed and acquired	515	27	42
Federal tax credits received	239	22	338
Bonds transferred to other invested assets	140
Mortgage loans disposed and acquired	16	104	22
Premium tax credits received	6	8	5
Bond interest in-kind received	2	4	8
Assets in-kind received as deposits		515
Assets in-kind received as premiums, net of amounts transferred to the separate account		245	304
Bond dividend paid to parent		147
Bond dividend received from subsidiary		20
Bonds converted to stocks		10
Interest purchased received as premiums		7	3
Transfer between affiliated private equity funds			22

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

N O T E S  T O   F I N A N C I A L   S T A T E M E N T S - S T A T U T O R Y   B A S I S

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Pacific Life Insurance Company (Pacific Life or the Company) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. The Company is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company.

The Company and its subsidiaries have primary business operations consisting of life insurance, annuities, and reinsurance. The Company’s primary business operations provide life insurance products, individual annuities and mutual funds, and offers a variety of investment products and services to individuals and businesses. The top geographic locations in the United States for statutory premiums and annuity considerations, and deposits were California, Utah, Texas, Missouri, and Florida representing 15%, 11%, 8%, 8%, and 7%, respectively, of total statutory premiums and annuity considerations, and deposits for the year ended December 31, 2022. No other jurisdiction accounted for more than 5% of the total.

BASIS OF PRESENTATION

The Company prepared its financial statements - statutory basis in accordance with accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the NE DOI. Prescribed statutory accounting practices include state laws and regulations. Additionally, the Director of the NE DOI has the right to permit other specific practices, which deviate from prescribed practices.

The NE DOI has approved a permitted accounting practice, effective January 1, 2022, allowing the Company to calculate the policy reserves for funding agreements based on a methodology that differs from the NAIC SAP. Policy reserves for funding agreements are calculated based on Statement of Statutory Accounting Principle (SSAP) No. 52, Deposit-Type Contracts, and the reserving methodologies in Appendices A-820 and A-822 which utilizes a reference rate in the valuation interest rate calculation based on an average of a historical twelve-month period ending on June 30 of the calendar year of issue or purchase. In the permitted practice, the Company utilizes a reference rate in the valuation interest rate calculation based on the day of the funding agreement issuance which results in a policy reserve less than or equal to the NAIC SAP policy reserve.

The following table reconciles the Company’s net income (loss) for the years ended December 31, 2022, 2021 and 2020 and capital and statutory surplus as of December 31, 2022 and 2021 between NAIC SAP and practices prescribed or permitted by the NE DOI:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Net income (loss), Nebraska basis	$151	$861	($99)
State permitted practices that increase (decrease) NAIC SAP Change in policy reserves	20
Net income (loss), NAIC SAP	$131	$861	($99)

	December 31,
	2022	2021
	(In Millions)
Statutory capital and surplus, Nebraska basis	$11,702	$11,353
State permitted practices that are an increase (decrease) from NAIC SAP Change in policy reserves	20
Statutory capital and surplus, NAIC SAP	$11,682	$11,353

NAIC SAP and accounting practices prescribed or permitted by the NE DOI differ in certain respects, which in some cases are materially different from accounting principles generally accepted in the United States of America (U.S. GAAP) (Note 2).

The Company has evaluated events subsequent to December 31, 2022 through the date the financial statements - statutory basis were available to be issued and has concluded that no events have occurred that require adjustments to these financial statements - statutory basis.

In October 2022, Pacific Life announced its agreement to sell its third-party credit asset management firm, Pacific Asset Management, LLC, (PAM), whose clients include Pacific Funds, to Aristotle Capital Management, LLC. PAM is a wholly owned subsidiary of Pacific Global Asset Management LLC, included in other invested assets. The transaction is expected to close during the first half of 2023, subject to customary approvals and conditions.

Economic and capital market uncertainties have arisen as a result of the spread of COVID-19. The impact of COVID-19 on the Company is constantly evolving and its future effects are uncertain and cannot be reasonably estimated as of the date of this filing. Interest rates, credit spreads and equity market levels have had the most significant effect on the Company’s financial statements. COVID-19 related claims have not been material through December 31, 2022. The Company continues to actively monitor direct and indirect impacts of the pandemic on its financial statements, especially in relation to claims and the investments portfolio.

USE OF ESTIMATES

The preparation of financial statements - statutory basis in conformity with accounting practices prescribed or permitted by regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements - statutory basis and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECONCILIATION FROM ANNUAL REPORT TO THE AUDITED FINANCIAL STATEMENTS - STATUTORY BASIS

Subsequent to the filing of the Company’s 2022 Annual Statement, the Company determined the balances for investment income due and accrued and aggregate write-in for liabilities included in other liabilities were not properly presented as of December 31, 2022, which resulted in the reconciliations included in the table below. There was no impact to surplus, net income (loss) or the statement of cash flows.

	Annual Report	Change	Audited Financial Statements
		(In Millions)
Statement of Admitted Assets, Liabilities and Capital and Surplus - Statutory Basis
December 31, 2022:
Assets:
Investment income due and accrued	$1,390	($482)	$908

Total assets	178,797	(482)	178,315

Liabilities:
Other liabilities	$9,929	($482)	$9,447

Total liabilities	167,095	(482)	166,613

ACCOUNTING CHANGES, CORRECTIONS OF ERRORS AND RECLASSIFICATIONS

The Inflation Reduction Act was enacted on August 16, 2022 and imposes a 15% Corporate Alternative Minimum Tax (CAMT) on corporations with three-year average adjusted financial statement income over $1.0 billion that is effective January 1, 2023. The CAMT is payable to the extent the CAMT liability exceeds the regular corporate income tax liability; however, any CAMT paid would be available as a credit with indefinite carryover that could reduce future regular tax in excess of CAMT.

During the fourth quarter of 2022, the NAIC revised Interpretation 22-02, Third Quarter 2022 through First Quarter 2023 Reporting of the Inflation Reduction Act – Corporate Alternative Minimum Tax (INT 22-02), that for a limited time provides a partial exception to SSAP No. 101, Income Taxes, and SSAP No. 9, Subsequent Events. Under INT 22-02, changes in estimates related to CAMT that arise from the Inflation Reduction Act need not be recognized in the year ended December 31, 2022 financial statements - statutory basis nor recognized as Type 1 subsequent events; rather, the Company needs to determine if it will be liable for CAMT in 2023. On December 13, 2022, the NAIC extended the exceptions of INT 22-02 to apply for the December 31, 2022 and March 31, 2023 financial statements - statutory basis with automatic nullification on June 15, 2023. The Company has determined that the consolidated group of corporations of which the Company is a member expects to be subject to the CAMT; however, the Company has not determined if it expects to be liable for the CAMT. Accordingly, the year ended December 31, 2022 financial statements - statutory basis do not include an estimated impact of the CAMT because a reasonable estimate cannot be made.

Effective December 31, 2022, the Company adopted revisions to SSAP No. 43R, Residual Tranches, which clarified that residual tranches shall be valued at the lower of amortized cost or fair value and shall be reported as other invested assets rather than bonds on the statements of admitted assets, liabilities and capital and surplus - statutory basis. The impact of this adoption on the Company’s financial statements was immaterial.

Effective January 1, 2021, the Company adopted revisions to SSAP No. 86, Derivatives, to ensure reporting consistency for derivatives with financing components. A financing derivative is one which the premium to acquire the derivative is paid throughout the derivative term, or at maturity. The revisions require that at acquisition and subsequently, the gross reported fair value of the derivative shall exclude the impact of the financing premiums and the premiums payable shall be separately reported as payable for securities. The impact of the adoption on January 1, 2021 was an increase to Derivatives of $330 million, an increase to Investment Income Due and Accrued of $290 million and an increase to Payable for Securities included in Other liabilities of $620 million.

Effective January 1, 2021, the Company adopted SSAP No. 26R, Bonds, and SSAP No. 32R, Preferred Stock, which clarified the valuation and measurement for perpetual bonds and stocks held as investments. Perpetual bonds that do not possess or no longer possess an effective call option shall be reported at fair value regardless of NAIC designation, otherwise reported at amortized cost. Perpetual preferred stocks shall now be reported at fair value, not to exceed any current effective call price. For perpetual bonds and preferred stocks recorded at fair value, changes in fair value are recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. The impact of this adoption on the Company’s financial statements - statutory basis was immaterial.

Variable annuity contracts are subject to Actuarial Guideline 43 (AG43) and the Valuation Manual section VM-21 (VM-21). As a result of updates to AG43 and VM-21, effective January 1, 2020, for all variable annuity contracts, $239 million of reserves were released with an offsetting adjustment in surplus, change in reserve on account of change in valuation basis, on the statements of capital and surplus - statutory basis.

For the annuity business retroceded by Pacific Life Re Limited (PLRL), a wholly-owned subsidiary of Pacific LifeCorp, the age calculation methodology was changed from an age last birthday approach to an age nearest birthday basis, which is consistent with the development of the prescribed valuation mortality tables. As a result of this change, effective January 1, 2020, $102 million of aggregate reserves were released with an offsetting adjustment in surplus, change in reserve on account of change in valuation basis, on the statements of capital and surplus - statutory basis.

The Company has a reinsurance agreement with Pacific Life Re Global Limited (RGBM), a wholly-owned, indirect subsidiary of Pacific LifeCorp domiciled in Bermuda, whereby the Company retrocedes statutory reserves for a majority of the underlying Yearly Renewable Term (YRT) treaties on a 100% coinsurance with funds withheld basis to RGBM. During the year ended December 31, 2020, the Company determined that, since inception of the agreement in 2011, reinsurance premiums retroceded by the Company to RGBM had been calculated and retroceded based on gross written premiums received by the Company, rather than earned premiums as defined in the reinsurance agreement. The impact of this correction, net of tax, as of December 31, 2020 was a decrease to unassigned surplus as a prior period adjustment on the statements of capital and surplus - statutory basis of $44 million.

Subsequent to the filing of the Company’s 2021 Annual Statement, the Company determined that the disclosure related to the recorded investment for commercial mortgage loans in the identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement was not properly presented as of December 31, 2021, which resulted in a disclosure overstatement of $300 million. The recorded investment was correctly disclosed in the Audited Financial Statements - Statutory Basis (see Note 5). There was no impact to surplus or net income (loss).

FUTURE ADOPTION OF ACCOUNTING PRINCIPLES

During 2020, the NAIC issued Interpretation 20-01 to provide statutory accounting and reporting guidance for the adoption of Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting issued by the Financial Accounting Standards Board. This Interpretation adopts, with minor modification, the U.S. GAAP adopted guidance, which provides optional expedients and exceptions for applying current accounting guidance to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met, through December 31, 2024.

INVESTMENTS AND DERIVATIVE INSTRUMENTS

Bonds not backed by other loans are generally stated at amortized cost using the effective interest method. Bonds, including loan-backed and structured securities (LBASS), with a NAIC designation of 6 are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual bonds that do not possess or no longer possess an effective call option shall be reported at fair value regardless of NAIC designation, otherwise reported at amortized cost.

LBASS are generally stated at amortized cost using the effective interest method. Income is determined considering anticipated cash flows based on industry prepayment models and internal estimates. These assumptions are consistent with the current interest rate and economic conditions at the time of valuation. For LBASS purchased with high credit quality and fixed interest rates, the effective yield is recalculated on a retrospective basis. For all other LBASS, including those where cash flows are deemed other than temporarily impaired, effective yield is recalculated on a prospective basis.

Preferred stocks are generally stated at amortized cost. Preferred stocks designated as low quality, lower quality and in or near default are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual preferred stocks are reported at fair value, not to exceed any current effective call price, with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

Investments in unaffiliated common stocks are valued at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

The Company has certain investments, including financial instruments, denominated in currencies other than the U.S. dollar. All assets and liabilities denominated in foreign currencies are remeasured at year end exchange rates, while revenue and expenses are measured at the transaction date and recorded in net unrealized capital gains (losses) less tax. The Company primarily uses foreign currency interest rate swaps to manage its foreign exchange risk.

Other than temporary impairment (OTTI) evaluation is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates investments for potential OTTI at least on a quarterly basis.

In determining whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: the extent and duration of the decline in value, the reasons for the decline (credit event, currency or interest rate related including spread widening), the Company’s inability or lack of intent to retain the investment for a period of time sufficient to recover the amortized cost basis and the performance of the security’s underlying collateral and projected future cash flows. In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

The Company writes down all investments that are deemed to be other than temporarily impaired in the period the securities are deemed to be impaired. The Company records an OTTI to fair value for common stock, preferred stock, and bonds, except for LBASS, which are written down to the present value of cash flows expected to be collected, discounted at the security’s effective interest rate. The Company records an OTTI to fair value for any investment that the Company intends to sell or would be required to sell prior to recovery at a realized loss. The Company records OTTI in net realized capital gains (losses) less tax.

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and impairment losses. Mortgage loans on real estate do not include accrued interest, which is included in investment income due and accrued. The Company generally recognizes interest income on its impaired loans upon receipt. As of December 31, 2022, commercial mortgage loans with a total recorded investment of $72 million were considered impaired and an impairment loss of $15 million was recognized for the year ended December 31, 2022 as the fair value of the underlying collateral on one of these loans was lower than its carrying amount. No impairment loss was recorded on the other loan since the fair value of the underlying collateral was higher than its carrying amount. As of December 31, 2021, commercial mortgage loans with a total recorded investment of $20 million were considered impaired. Since the fair value of the underlying collateral on these loans was greater than their carrying amount, no impairment loss was recorded. During the year ended December 31, 2020, a $14 million OTTI loss was recognized on impaired commercial mortgage loans with a total recorded investment of $135 million.

There was no allowance for credit losses associated with the impaired loans as of December 31, 2022, 2021 and 2020. The average recorded commercial loan that was considered impaired as of December 31, 2022, 2021 and 2020 was $46 million, $20 million and $141 million, respectively. The Company had zero, zero and $115 million of impaired commercial loans on nonaccrual status as of December 31, 2022, 2021 and 2020, respectively. No mortgage loans were derecognized as a result of foreclosure during the years ended December 31, 2022, 2021 and 2020.

Investment real estate is valued at the lower of depreciated cost or market, less related mortgage debt, cumulative write downs and valuation adjustments. Depreciation of investment real estate is computed using the straight line method over estimated useful lives, which range from 5 to 30 years. Real estate investments are evaluated for impairment based on the future estimated undiscounted cash flows expected to be received during the estimated holding period. When the future estimated undiscounted cash flows are less than the current carrying value of the property (gross cost less accumulated depreciation), the property is considered impaired and is written-down to its fair value through net realized capital gains (losses) less tax. The Company did not recognize any impairment loss on real estate investment properties for the year ended December 31, 2022. The Company recorded a loss of $22 million related to the disposal of real estate fixed assets from the Home Office and the sale of two real estate investment properties for the year ended December 31, 2021. The Company recorded impairment loss of $6 million on two of the real estate investment properties for the year ended December 31, 2020. The impairments were the result of two real estate investment properties classified as held-for-sale as of December 31, 2020 where the contracted sale price was lower than the book value. Fair value was determined based on expected sales proceeds. The Company held two real estate investment properties classified as held-for-sale with a carrying value of $11 million as of December 31, 2020.

Short-term investments are stated at amortized cost and approximate fair value. Short-term investments include, but are not limited to, bonds and commercial paper whose maturities at the time of purchase were greater than three months and less than or equal to one year. Cash and cash equivalents are stated at amortized cost and approximate fair value. Cash and cash equivalents include money market instruments, cash on deposit and highly liquid debt instruments with maturities of three months or less from purchase date.

The Company did not have any transfers of financial assets accounted for as secured borrowings, excluding repurchase and reverse repurchase agreements disclosed in Note 3.

Contract loans are carried at unpaid principal balances.

Other invested assets are generally carried at values based on the underlying audited equity of the investee as determined in accordance with U.S. GAAP with changes in value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Other invested assets primarily consist of investments in joint ventures, hedge funds, and private equity funds. These investments include affiliated companies as well as those where the Company has minor ownership interests. An impairment occurs if it is probable that the Company will be unable to recover the carrying amount of the investment. The investment is written down to fair value as the new cost basis and the OTTI is recorded in net realized capital gains (losses) less tax.

The Company applies hedge accounting as prescribed by SSAP No. 86, Derivatives, by designating derivative instruments as either fair value or cash flow hedges on the inception date of the hedging relationship. At the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as the hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception date and on an ongoing basis in accordance with its risk management policy.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered effective hedges and are reported in the financial statements in a manner consistent with the hedged asset or liability (amortized cost or fair value). Changes in the carrying value of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the carrying value of the hedged asset or liability are recorded. For foreign currency swaps, changes in fair value attributable to changes in foreign exchange rates are reflected as adjustments to unassigned surplus as a change in net unrealized foreign exchange capital gain (loss) consistent with the hedged items.

To the extent the Company chooses not to designate a derivative as a hedge or the designated derivative no longer meets the criteria of an effective hedge, the derivative is accounted for at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. When these derivative instruments are terminated, the gains and losses are reported as net realized capital gains (losses) less tax.

Carrying value is calculated based on the gross derivative asset or liability position. If the carrying value of the derivative is positive, the amount is recorded in derivatives. If the carrying value of the derivative is negative, the amount is recorded in other liabilities. The Company’s receivable for the return of cash collateral pledged is recorded in other invested assets. The Company’s obligation to return cash collateral received is recorded in other liabilities.

Gains and losses on terminated derivative instruments that are hedging bonds are subject to the Interest Maintenance Reserve (IMR). Gains and losses on terminated forward starting swap positions that are hedging anticipatory purchases of bonds are deferred to unearned investment income, included in other liabilities, if the effective date of the forward starting swap is beyond the current fiscal year. Once the effective date is within the current fiscal year, the gains and losses are transferred from unearned investment income to the IMR. Gains and losses on terminated derivative instruments that are hedging the surplus notes are recorded directly to surplus in other surplus adjustments, and amortized as an increase in net investment income over the life of the surplus notes utilizing the effective interest method.

Periodic net settlements on derivatives designated as hedges are recorded on an accrual basis consistent with the hedged items and for hedging derivatives designated under SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees, in net investment income. Periodic net settlements on derivatives not designated as hedging are recorded on an accrual basis in net investment income.

The Company also applies hedge accounting as prescribed by SSAP No. 108. Designated derivatives are reported at fair value and fair value fluctuations attributable to the hedged risk that offsets the current period change in the designated portion of the VM-21 reserve liability are reported in realized capital gains (losses) less tax. Fair value fluctuations attributable to the hedged risk that do not offset the current period change in the designated portion of the VM-21 reserve liability are recognized as a deferred asset (admitted) reported in other assets or other liabilities. An amount equal to the net deferred asset or liability must be allocated from unassigned funds (surplus) and presented separately as special surplus adjustments. The deferred asset or liability is amortized on a straight-line basis over a period not to exceed 10 years into net realized capital gains (losses) less tax with a corresponding reallocation from special surplus adjustments to unassigned funds (surplus). See Note 5.

The asset valuation reserve (AVR) is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain investments. Changes to the AVR are reported as direct additions to, or deductions from, unassigned surplus. The IMR results in the deferral of after tax realized capital gains and losses attributable to interest rate fluctuations on bonds and other investments. These capital gains and losses are amortized into net investment income over the remaining life of the investment sold. The IMR of $56 million and $205 million is included in other liabilities as of December 31, 2022 and 2021, respectively.

Net investment income consists of interest, dividend, accretion income, net of amortization and investment expenses, partnership realized income, and periodic net settlements on derivatives. Interest income for bonds and redeemable preferred stock is recognized on an accrual basis. Dividend income for perpetual preferred stock and common stock is recognized as earned on the ex-dividend date. Amortization and accretion are determined by the effective interest method based on estimated principal repayments. Accrual of interest income is suspended, and any existing accrual balances are written off, for bonds that are in default or when it is probable the interest due and accrued is uncollectible. Prepayment penalties for bonds and prepayment premiums for mortgage loans are recorded as net investment income. Investment income from subsidiaries, controlled and affiliated (SCA) entities is described below. Interest expense on surplus notes is also recorded in net investment income.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. If any interest income due and accrued is deemed uncollectible, interest accrual ceases and previously accrued amounts are written off. Accrued interest income more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued over 90 days past due is nonadmitted. The amount of investment income due and accrued excluded from surplus was $1 million and zero as of December 31, 2022 and 2021.

Net realized capital gains (losses) less tax are determined on the specific identification method and are presented net of Federal income taxes and transfers to the IMR.

INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

Included in common stocks and other invested assets are the Company’s SCA entities in which the Company, with its affiliates, holds a voting interest of 10% or more. The Company holds no investments in SCA entities that exceed 10% of admitted assets of the Company as of December 31, 2022 and 2021. Undistributed earnings and losses from SCA entities are recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Dividends and distributions are recognized in net investment income, with a corresponding reduction to unassigned surplus, when declared to the extent that they are not in excess of the undistributed accumulated earnings of the SCA entity. The Company did not recognize any impairment write-downs for its investments in SCA entities, during the years ended December 31, 2022, 2021 and 2020.

The Company carries its wholly owned State of Arizona domiciled life insurance common stock subsidiary, Pacific Life & Annuity Company (PL&A), based on PL&A’s underlying audited statutory surplus. PL&A’s carrying value was $474 million and $530 million as of December 31, 2022 and 2021, respectively. The Company carries its wholly owned State of Vermont domiciled special purpose financial insurance company subsidiaries, Pacific Alliance Reinsurance Company of Vermont (PAR Vermont) and Pacific Baleine Reinsurance Company (PBRC) based on their underlying audited statutory surplus. However, the audited statutory surplus of PAR Vermont and PBRC both include an admitted asset based on approved practices in Vermont. Under NAIC SAP, these assets are not considered admitted assets. Based on the nonadmission of these assets, the Company nonadmits the carrying values of PAR Vermont and PBRC for reporting. The nonadmitted carrying values of PAR Vermont and PBRC were $227 million and $187 million, respectively as of December 31, 2022. The nonadmitted carrying values of PAR Vermont and PBRC were $241 million and $121 million, respectively, as of December 31, 2021. During the years ended December 31, 2022, 2021 and 2020, the Company made capital contributions of zero, zero and $350 million, respectively, to PAR Vermont. During the years ended December 31, 2022, 2021 and 2020, the Company made capital contributions of zero, zero and $90 million, respectively, to PBRC.

The Company had investments in mutual funds managed by affiliates as of December 31, 2022 and 2021. Investments in affiliated mutual funds are carried at the underlying audited U.S. GAAP equity of the mutual funds which approximates fair value. Investments in affiliated bonds are generally valued at amortized cost except those with an NAIC designation of 6, which are reported at the lower of amortized cost or fair value. Investments in affiliated mutual funds are carried at fair value.

The Company generally carries its investments in joint ventures, partnerships and limited liability companies (LLCs) based on the underlying audited U.S. GAAP equity of the investee as determined in accordance with U.S. GAAP, except as otherwise disclosed below. These investments include affiliated companies as well as those where the Company has minority ownership interests. The carrying value of non-insurance SCA’s where an audit was not performed are nonadmitted.

Pacific Asset Holding LLC (PAH) is a wholly owned LLC that invests in commercial real estate properties and ventures and other private equity investments. PAH is accounted for under SSAP No. 97 8.b.iii, Investments in Subsidiary, Controlled and Affiliated Entities, which requires it to be carried based on its audited U.S. GAAP equity, without any statutory adjustments. As of December 31, 2022 and 2021, PAH’s carrying value was $3,575 million and $1,971 million, respectively.

Pacific Life Fund Advisors LLC (PLFA) is a non-life insurance LLC subsidiary 99% owned by the Company and 1% owned by PL&A. PLFA is the investment adviser for the Pacific Select Fund and the Pacific Funds Series Trust. The Pacific Select Fund is the investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners. The Pacific Funds Series Trust is the investment vehicle for the Company’s mutual fund products and other funds. Distributions to the Company from PLFA, reflecting net revenues and expenses, net of taxes, are recorded by the Company as net investment income when declared to the extent they are not in excess of undistributed accumulated earnings. Distributions from PLFA to the Company included in net investment income for the years ended December 31, 2022, 2021 and 2020 were $99 million, $119 million and $102 million, respectively. Any undistributed net revenue and expense, net of tax, is recorded directly to surplus. PLFA is carried based on its underlying audited U.S. GAAP equity. As of December 31, 2022 and 2021, PLFA’s carrying value was $45 million and $47 million, respectively.

The Company carries Pacific Select Distributors, LLC (PSD), a wholly owned non-life insurance LLC broker-dealer subsidiary, based on its underlying audited U.S. GAAP equity and adjusted to a statutory basis of accounting. As of December 31, 2022 and 2021, PSD’s carrying value was $41 million and $45 million, respectively. PSD primarily serves as the distributor of registered investment-related products and services, principally variable life and annuity contracts issued by the Company and PL&A. In connection with PSD’s distribution of these variable life and annuity contracts for the Company and PL&A, the Company incurred commission expense of $497 million, $603 million and $449 million during the years ended December 31, 2022, 2021 and 2020, respectively. A service plan was adopted by the Pacific Select Fund whereby the Pacific Select Fund pays PSD, as distributor of the funds, a service fee in connection with services rendered or procured for shareholders of the fund or their variable contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. From these service fees, PSD reimbursed the Company $74 million, $86 million and $76 million, included in commission expense, for paying trail commissions on its behalf for the years ended December 31, 2022, 2021 and 2020, respectively. PSD also offers limited retail broker-dealer services that include selling variable annuities issued by the Company to customers advised by third party fiduciaries such as trust companies and registered investment advisers. With respect to these sales, PSD acts as the broker-dealer of record for the initial sale, but does not receive commissions.

The Company also has the following noninsurance SCA investments that are classified as SSAP No. 97, Subsidiary, Affiliated and Controlled Entities (SSAP 97) 8b(iii) entities:

	December 31, 2022				December 31, 2021
Description: (3)	Gross Amount		Nonadmitted Amount	Admitted Asset Amount	Gross Amount		Nonadmitted Amount	Admitted Asset Amount
	(In Millions)
Pacer Pacific Asset Floating	$38	(1)		$38	$24	(2)		$24
PSF Hedge Equity Portfolio Class I	15	(1)		15	16	(2)		16
Pacific Funds Ultra Short Income Class I	13	(1)		13	13	(1)		13
Pacific Funds Ultra Short Income Class D	13	(1)		13	13	(1)		13
PSF ESG Diversified Growth Class I	10	(1)		10	13	(2)		13
Pacific Funds ESG Core Bond Fund Adv Class	11	(1)		11	12	(1)		12
Pacific Funds ESG Core Bond Fund Class I	11	(1)		11	12	(1)		12
PSF ESG Diversified Portfolio Class I	9	(1)		9	11	(2)		11
Pacific Funds Small-Cap Value, Advisor	8	(1)		8	9	(1)		9
Pacific Optimization Moderate	1	(1)		1	1	(1)		1
Pacific Optimization Growth	1	(1)		1	1	(1)		1
Total	$130		$—	$130	$125		$—	$125

(1)	Includes NAIC Sub-2 filing types.
(2)	Includes NAIC Sub-1 filing types.
(3)	The Company received responses from the NAIC for all required SCA filings and no SCA investment valuations were disallowed or required to be resubmitted.

The Company is the owner and beneficiary of life insurance policies captured under SSAP No. 21, Other Admitted Assets. As of December 31, 2022 and 2021, the cash surrender value was $171 million and $208 million, respectively. As of December 31, 2022, the investments in various fund structures of the underlying life insurance policies comprise investment characteristics of 98% of stocks and 2% of cash and short-term investments. As of December 31, 2021, the investments in various fund structures of the underlying life insurance policies comprise investment characteristics of 100% of stocks.

The Company provides certain subsidiaries and affiliates with services that are routine in nature. Fees for these services are determined using cost allocations based on U.S. GAAP or a negotiated basis intended to reflect market prices. The Company provides investment and administrative services for certain subsidiaries and affiliates under administrative services agreements. For the years ended December 31, 2022, 2021 and 2020, the Company received $127 million, $114 million and $103 million, respectively, for services provided to, and paid $27 million, $10 million and $8 million, respectively, for services received from certain subsidiaries and affiliates, which are included in operating expenses. As of December 31, 2022 and 2021, the Company reported $0.3 million and $1 million, respectively, as amounts due from the parent company and the ultimate parent, Pacific LifeCorp and PMHC, and $74 million and $105 million, respectively, due from other affiliated companies. As of December 31, 2022 and 2021, the Company reported $1 million and ($3) million, respectively, as amount due to (from) other affiliated companies. It is the Company’s practice to settle these amounts no later than 90 days after the due date.

In September 2021, the Company entered into a one year agreement with Pacific Life Re International Limited (RIBM), a wholly owned indirect subsidiary of Pacific LifeCorp, to lend up to $100 million at a fixed rate of 0.7%. The amount loaned as of December 31, 2021, was $70 million. The agreement was terminated May 6, 2022. There were no loans outstanding as of December 31, 2022.

In June 2022, the Company entered into a promissory note with Pacific LifeCorp to borrow up to $200 million at an interest rate of 3.88%. There were no borrowings outstanding as of December 31, 2022. The promissory note matures on March 31, 2025.

The Company’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration. The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from the Company. Consequently, substantially all of the Company’s structured settlement annuities are sold to an affiliated assignment company. Included in the liability for aggregate reserves are insurance contracts with the affiliated assignment company with contract values of $3.4 billion and $2.9 billion as of December 31, 2022 and 2021, respectively. Related to these contracts, the Company received $503 million, $197 million and $305 million of premiums and annuity considerations and paid $201 million, $183 million and $174 million of current and future policy benefits for the years ended December 31, 2022, 2021 and 2020, respectively. In addition, included in the liability for deposit-type contracts are insurance contracts with the affiliated assignment company of $3.9 billion and $3.3 billion as of December 31, 2022 and 2021, respectively.

AGGREGATE RESERVES AND LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Life insurance reserves are valued using the net level premium method, the Commissioners’ Reserve Valuation Method (CRVM), or other modified reserve methods. Interest rate assumptions ranged from 2.0% to 6.0%. Reserves for individual variable annuities are held in accordance with VM-21. Reserves for individual fixed annuities are maintained using the Commissioners’ Annuity Reserve Valuation Method, with appropriate statutory interest and mortality assumptions computed on the basis of interest ranging from 1.0% to 11.3%. Group annuity reserves are valued using the CRVM with statutory interest and mortality assumptions computed on the basis of interest ranging from 1.0% to 11.3%.

The Company establishes loss liabilities for claims that have been incurred before the valuation date, but have not yet been paid. An expense liability is established associated with paying those claims.

The Company waives deduction of deferred fractional premium upon death of insured. The Company does not return any portion of the final premium for periods beyond the date of death. Continuous or modal premium assumptions are used for all reserves. All reserves are equal to the greater of the computed reserve and surrender value or, on certain products, a higher alternative comparison value.

Payments received on deposit-type contracts, which do not incorporate any mortality or morbidity risk, are recorded directly to the liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the summary of operations when earned under the terms of the contract. Payments to contract holders are recorded as current and future policy benefits expense to the extent that such payments differ from the recorded liability. Interest rates credited ranged primarily from 0.3% to 8.8%.

TRANSFERS TO SEPARATE ACCOUNTS DUE OR ACCRUED, NET

Transfers to separate accounts due or accrued, net consist primarily of amounts accrued from the separate account for expense allowances recognized in reserves. These amounts represent the excess of separate account contract values over statutory reserves held in the separate account.

REVENUES, BENEFITS AND EXPENSES

Life insurance premiums are recognized as income when due from the policyholder under the terms of the insurance contract. Premiums for flexible premium products are recognized when received from the policyholder. Annuity considerations are recognized as premiums when received.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

PARTICIPATING POLICIES

For the years ended December 31, 2022, 2021 and 2020, premiums under ordinary insurance, group insurance and group annuity participating policies were $7 million or 0.2%, $7 million or 0.2% and $8 million or 0.2%, respectively, of total ordinary insurance, group insurance and group annuity premiums earned. The Company accounts for its policyholder dividends based upon dividend formulas approved by the Company’s Board of Directors. During the years ended December 31, 2022, 2021 and 2020, the Company paid dividends in the amount of $7 million, $8 million and $8 million to policyholders and did not allocate any additional income to such policyholders.

FEDERAL INCOME TAXES

The Company is taxed as a life insurance company for income tax purposes and its operations are included in the consolidated Federal income tax return of PMHC. In addition to the Company, included in PMHC’s consolidated return are the following entities: Pacific LifeCorp, PL&A, PAR Vermont, PBRC, PLFA, and RGBM.

The method of tax allocation between companies is subject to written tax sharing agreements, approved by the Company’s Board of Directors. Allocation is based upon separate return calculations with current credit for net losses to the extent utilized in the consolidated return. If the consolidated return has tax losses, intercompany balances are generally settled as refunds are received. If the consolidated return has a tax payable, the intercompany balances are generally settled as paid.

SEPARATE ACCOUNTS

Separate accounts primarily include variable life and annuity contracts, as well as other single separate accounts. The Company’s separate accounts without guarantees consist of the variable annuities and variable life businesses where the assets of these accounts are carried at fair value and represent legally segregated contract holder funds. A separate account liability is recorded at fair value at an amount equal to the separate account asset. The investment results of separate account assets typically pass through to the contract holders so that the Company generally bears no investment risk on these assets. Amounts charged to the separate account for mortality, surrender and expense charges are included in separate account fees in other income.

The Company has separate accounts with guarantees comprised of the group annuities business where the general account guarantees annuity payments if the separate accounts is unable to do so. Assets of the group annuities business are carried at amortized cost and the Company establishes an AVR as required. The Company contractually guarantees either a minimum return or account value on these separate account products, for which liabilities have been recorded in aggregate reserves.

Separate account assets are primarily invested in mutual funds, but are also invested in bonds, mortgage loans, and hedge funds.

The variable annuities, variable universal life, and group annuities are classified as separate account products under statutory accounting principles. Variable annuities and variable universal life products are also classified as separate account products under U.S. GAAP, however, group annuities are classified as general account products under U.S. GAAP due to the investment risk being retained by the general account.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas and actuarial models. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2022 and 2021, the Company exceeded the minimum risk-based capital requirements.

2.	COMPARISON OF NAIC SAP TO U.S. GAAP

The objectives of U.S. GAAP reporting differ from the objectives of NAIC SAP reporting. U.S. GAAP stresses measurement of earnings of a business from period to period, while NAIC SAP stresses measurement of ability to pay claims in the future.

The Company prepares its financial statements - statutory basis in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. NAIC SAP and accounting practices prescribed or permitted by the NE DOI (Note 1) primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions and methods, reporting surplus notes as surplus instead of debt, as well as reporting investments and certain assets and accounting for deferred income taxes on a different basis.

3.	INVESTMENTS

BONDS, SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS

The book/adjusted carrying value, fair value and net unrealized gains (losses) of bonds, short-term investments and cash equivalents are shown below. Short-term investments and cash equivalents as of December 31, 2022 and 2021 were $698 million and $395 million, respectively. See Note 4 for information on the Company’s fair value measurements.

	Book/Adjusted Carrying Value	Fair Value	Net Unrealized Losses
		(In Millions)
December 31, 2022:
U.S. Government	$1,038	$985	($53)
All other governments	638	572	(66)
U.S. states, territories and possessions	102	84	(18)
U.S. political subdivisions of states, territories and possessions	213	203	(10)
U.S. special revenue and special assessment obligations	2,039	1,799	(240)
Industrial and miscellaneous	54,274	48,098	(6,176)
Bank loans	1,774	1,735	(39)
Hybrid securities	23	21	(2)
LBASS:
Residential mortgage-backed securities (RMBS)	1,400	1,228	(172)
Commercial mortgage-backed securities (CMBS)	3,529	3,132	(397)
Industrial, miscellaneous and other	9,513	8,805	(708)
Total	$74,543	$66,662	($7,881)

	Book/Adjusted Carrying Value	Fair Value	Net Unrealized Gains (Losses)
		(In Millions)
December 31, 2021:
U.S. Government	$1,585	$1,714	$129
All other governments	659	706	47
U.S. states, territories and possessions	86	92	6
U.S. political subdivisions of states, territories and possessions	164	188	24
U.S. special revenue and special assessment obligations	1,374	1,518	144
Industrial and miscellaneous	52,454	57,013	4,559
Bank loans	1,540	1,539	(1)
Hybrid securities	30	30	—
LBASS:
RMBS	1,923	1,970	47
CMBS	2,452	2,482	30
Industrial, miscellaneous and other	5,474	5,603	129
Total	$67,741	$72,855	$5,114

The book/adjusted carrying value and fair value of bonds, short-term investments and cash equivalents as of December 31, 2022, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Book/Adjusted Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$3,026	$2,989
Due after one year through five years	17,777	16,921
Due after five years through ten years	19,132	16,787
Due after ten years	20,166	16,800
	60,101	53,497
LBASS	14,442	13,165
Total	$74,543	$66,662

The following tables present the fair value and gross unrealized losses for bonds where the fair value had declined and remained continuously below the amortized cost adjusted for OTTI for less than twelve months and for twelve months or greater:

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(In Millions)
December 31, 2022:
U.S. Government	$626	$32	$40	$23	$666	$55
All other governments	435	45	73	23	508	68
U.S. states, territories and possessions	74	14	10	4	84	18
U.S. political subdivisions	150	13			150	13
U.S. special revenue and special assessment obligations	1,305	217	129	43	1,434	260
Industrial and miscellaneous	39,955	4,847	5,001	1,460	44,956	6,307
Bank loans	1,071	23	255	19	1,326	42
Hybrid securities			16	4	16	4
LBASS:
RMBS	380	29	659	174	1,039	203
CMBS	1,775	160	829	240	2,604	400
Industrial, miscellaneous and other	5,324	411	1,907	324	7,231	735
Total	$51,095	$5,791	$8,919	$2,314	$60,014	$8,105

December 31, 2021:
U.S. Government	$955	$6			$955	$6
All other governments	112	5	$5	$1	117	6
U.S. special revenue and special assessment obligations	132	2	38	1	170	3
Industrial and miscellaneous	6,455	143	592	32	7,047	175
Bank loans	438	3	157	8	595	11
Hybrid securities			5	1	5	1
LBASS:
RMBS	883	16	193	5	1,076	21
CMBS	682	14	511	38	1,193	52
Industrial, miscellaneous and other	2,318	26	171	5	2,489	31
Total	$11,975	$215	$1,672	$91	$13,647	$306

The Company has evaluated investments with gross unrealized losses and determined that the unrealized losses are temporary. The Company does not have the intent to sell these securities and has the intent and ability to retain these investments for a period of time sufficient to recover the amortized cost basis.

The table below summarizes the OTTI by security type:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Bonds:
Industrial and miscellaneous	$13	$36	$80
Bank loans	1
LBASS	2	34	7
Mortgage loans	15		14
Real estate			6
Other invested assets	6	11	10
Total OTTI	$37	$81	$117

No OTTIs were recognized on LBASS due to intent to sell or inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis during the year ended December 31, 2022.

The following table presents all LBASS with an OTTI recognized during the year ended December 31, 2022, whereby the present value of cash flows expected to be collected is less than the amortized cost basis of the securities:

Cusip	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost after OTTI	Fair Value at time of OTTI	Date of Financial Statement When Reported
			(In Millions)
10623*AA4	$9	$8	$1	$8	$8	3/31/2022
10623*AA4	7	6	1	6	6	9/30/2022
Total			$2

The assignment of an NAIC 5GI designation to a debt security occurs when the necessary documentation for a full credit analysis does not exist but the security is current on all contractual payments and the Company expects the security to make full payment of all contractual principal and interest. The following table presents the number of investments, the book/adjusted carrying value, and the fair value for bonds with an NAIC 5GI designation:

	December 31, 2022			December 31, 2021
	Number	Book/Adjusted Carrying Value	Fair Value	Number	Book/Adjusted Carrying Value	Fair Value
	(In Millions)				(In Millions)
U.S. special revenue and special assessment obligations				2	$13	$13
Industrial and miscellaneous				1	28	29
Bank loans	1	$14	$11	1	15	14
LBASS	3	7	6	3	6	8
Total	4	$21	$17	7	$62	$64

Proceeds, gross gains, and gross losses recognized on sales of bonds were $4.3 billion, $10 million, and $190 million, respectively, for the year ended December 31, 2022. Proceeds, gross gains, and gross losses recognized on sales of bonds were $2.4 billion, $28 million, and $11 million, respectively, for the year ended December 31, 2021. Proceeds, gross gains, and gross losses recognized on sales of bonds were $1.7 billion, $56 million, and $14 million, respectively, for the year ended December 31, 2020.

Bonds with a book/adjusted carrying value of $6 million as of December 31, 2022 and 2021, were held as restricted assets on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

The Company received prepayment penalties and acceleration of fees of $28 million, $117 million and $70 million from 192, 249 and 173 securities for the years ended December 31, 2022, 2021 and 2020, respectively.

SECURITIES LENDING

The Company participates in a securities lending program administered by an authorized financial institution whereby certain investment securities are loaned to third parties for the purpose of enhancing income on securities held through reinvestment of cash collateral received upon lending. With respect to securities loaned, the Company requires initial cash collateral equal to a minimum of 102% of the fair value of domestic securities loaned. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. This collateral is not restricted, and there is no collateral that extends beyond one year from December 31, 2022. The borrower of the loaned securities is permitted to sell or repledge those securities. Upon default of the borrower, the Company has the right to purchase replacement securities using the cash collateral held. Similarly, upon default of the Company, the borrower has the right to sell the loaned securities and apply the proceeds from such sale to the Company’s obligation to return the cash collateral held. As of December 31, 2022 and 2021, there were no separate accounts securities lending arrangements.

For securities lending transactions, the carrying value of securities classified as bonds and on loan as of December 31, 2022 and 2021 was $4.2 billion and $3.0 billion, respectively, with fair value of $3.7 billion and $3.2 billion, respectively. The Company recorded cash collateral received of $3.8 billion and $3.3 billion as of December 31, 2022 and 2021, respectively, and established a corresponding liability for the same amount, which is included in other liabilities. As of December 31, 2022 and 2021, the Company has not sold or repledged collateral received from securities lending agreements. The Company may occasionally utilize amounts from the cash collateral for short-term liquidity for general corporate purposes. As of December 31, 2022 and 2021, $1.0 billion and zero, respectively, were utilized for general corporate purposes.

The aggregate amount of collateral reinvested broken down by the maturity date of the invested asset is as follows (In Millions):

	December 31, 2022		December 31, 2021
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Overnight and continuous
30 days or less	$928	$928	$727	$727
31-60 days	300	300	2,050	2,050
61 to 90 days	1,600	1,600	550	550
Total collateral reinvested	$2,828	$2,828	$3,327	$3,327

The Company invests the cash collateral received from its securities lending arrangements primarily into short-term investments.

To manage the mismatch of maturity dates between the security lending transactions and the related reinvestment of the collateral received, the Company reinvests in assets with a maturity date of 90 days or less.

REPURCHASE AGREEMENTS

In 2022, the Company entered into repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company sells bonds and receives cash in an amount equal to at least 102% of the estimated fair value of the bonds sold at the inception of the transaction, with a simultaneous agreement to repurchase such bonds at a future date or on demand in an amount equal to the cash initially received plus interest. The Company monitors the ratio of the cash-held to the estimated fair value of the bonds sold throughout the duration of the transaction and additional cash or securities are obtained as necessary. Bonds sold under such transactions may be sold or re-pledged by the transferee. Income and expense associated with repurchase agreements are recorded in net investment income. The repurchase agreements are tri-party trades. The maximum amount outstanding under repurchase agreements during the year ended December 31, 2022 was $10 million, which had a maturity time frame of 2 days to 1 week. There are no amounts outstanding under these agreements as of December 31, 2022.

The maximum fair value of securities sold outstanding under secured borrowing agreements during the year ended December 31, 2022 was $10 million. There were no outstanding securities sold as of December 31, 2022.

The maximum amount of cash collateral received outstanding under secured borrowing agreements during the year ended December 31, 2022 was $10 million. There was no outstanding cash collateral received outstanding as of December 31, 2022. There was no outstanding securities collateral liability outstanding as of December 31, 2022.

REVERSE REPURCHASE AGREEMENTS

The Company invests cash collateral received into reverse repurchase agreements as part of its securities lending program. The Company requires that all reverse repurchase agreements must be collateralized by United States (U.S.) Treasury Securities, U.S. Agency Securities, U.S. Corporate bonds and/or U.S. Equities with a minimum margin of 102%. For the securities lending program, reverse repurchase agreements had a maximum maturity of 90 days and are indemnified by the Company’s securities lending agent against counterparty default. When counterparty default and price movements of the collateral received present the primary risks for repurchase agreements, the Company mitigates such risks by mandating short maturities, applying proper haircuts and monitoring fair values daily.

In 2022, the Company entered into a reverse repurchase transaction commitment of $250 million with an unaffiliated financial institution. Under this agreement, the Company purchases U.S. Treasury Securities and loans cash, with a simultaneous agreement to resell such securities at a future date or on demand in an amount equal to the cash initially loaned plus interest. There were no amounts outstanding under this agreement as of December 31, 2022.

The reverse repurchase agreements used are tri-party trades.

The following tables present the maximum amount and ending value during and as of the periods presented of the allocation of reverse repurchase agreements by maturity (In Millions):

	Maximum Amount				Ending Balance
December 31, 2022	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Overnight and continuous	$200	$250	$650	$200	$200		$150	$200
30 days or less	1,175	1,100	1,950	1,450	400	$250	200	200
31-90 days >90 days	2,925	3,175	2,875	4,250	2,925	2,675	2,125	1,900

	Maximum Amount				Ending Balance
December 31, 2021	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Overnight and continuous	$1,125	$1,025	$925	$450	$1,100	$925	$400
30 days or less	1,000	1,050	1,425	1,425	300	200	725	$575
31-90 days	250	1,575	2,250	2,900	1,175	1,575	1,850	2,600
>90 days	250	250

The Company has not sold or acquired any securities that resulted in default.

The following table presents, by NAIC designation, the fair value of bonds acquired by the Company under reverse repurchase- secured borrowings as of December 31, 2022 and 2021 (In Millions):

	December 31,
	2022	2021
NAIC 1	$947	$1,039
NAIC 2	702	946
NAIC 3	242	983
NAIC 4	551	383
Total	$2,442	$3,351

The maximum and ending fair value of the bonds acquired under reverse repurchase-secured borrowings during the years 2022 and 2021 is as follows (In Millions). None of the bonds acquired were nonadmitted.

December 31, 2022	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount	$3,800	$3,938	$4,836	$2,662
Ending Balance	3,750	3,117	2,617	2,442

December 31, 2021	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount	$2,706	$2,843	$5,869	$4,121
Ending Balance	2,706	2,843	3,119	3,351

The following tables present the aggregate allocation of collateral pledged of repurchase agreements by remaining contractual maturity (In Millions):

	December 31, 2022		December 31, 2021
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Overnight and continuous 30 days or less	$400	$400	$575	$575
31-90 days	1,900	1,900	2,600	2,600
>90 days	—	—	—	—

The maximum amounts and ending balances of the cash collateral provided and recognized receivable for the return of collateral for reverse repurchase-secured borrowings during the years 2022 and 2021 is as follows (In Millions):

December 31, 2022	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount	$3,850	$3,675	$3,675	$4,950
Ending Balance	3,525	2,925	2,475	2,300

December 31, 2021	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount	$2,600	$2,700	$2,975	$3,725
Ending Balance	2,575	2,700	2,975	3,175

The maximum amounts and ending balances of the recognized liability to return collateral for reverse repurchase-secured borrowing securities sold/acquired with cash collateral during the years 2022 and 2021 is as follows (In Millions):

December 31, 2022	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount	$3,850	$3,675	$3,675	$4,950
Ending Balance	3,525	2,925	2,475	2,300

December 31, 2021	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount	$2,600	$2,700	$2,975	$3,725
Ending Balance	2,575	2,700	2,975	3,175

WORKING CAPITAL FINANCE INVESTMENTS

The tables below present the aggregate book/adjusted carrying value of working capital finance investments (WCFI) by designation as of December 31, 2022 and 2021.

	Gross Asset	Nonadmitted Asset	Net Admitted Asset
December 31, 2022:		(In Millions)
WCFI Designation 1	$764		$764
WCFI Designation 2	544		544
Total	$1,308	—	$1,308

	Gross Asset	Nonadmitted Asset	Net Admitted Asset
December 31, 2021:		(In Millions)
WCFI Designation 1	$310		$310
WCFI Designation 2	134		134
Total	$444	—	$444

The table below presents the aggregate maturity distribution on the underlying working capital finance programs. The Company did not have any events of default on working capital finance programs.

	Book/Adjusted Carrying Value
	December 31,
	2022	2021
	(In Millions)
Up to 180 days	$1,256	$422
181 to 365 days	52	22
Total	$1,308	$444

DEBT RESTRUCTURING

As of December 31, 2022 and 2021, the Company had investments in restructured bonds and mortgage loans of $19 million and $40 million, respectively. The realized capital losses related to these bonds and mortgage loans were zero, $31 million and zero for the years ended December 31, 2022, 2021 and 2020, respectively.

MORTGAGE LOANS

The maximum and minimum lending rates for newly issued mortgage loans, by category, are as follows:

	Maximum	Minimum
Year Ended December 31, 2022: Farm	6.10%	3.15%
Construction and land development	5.37%	5.37%
Commercial	7.10%	2.05%

Year Ended December 31, 2021:
Farm	4.45%	3.10%
Construction and land development	4.25%	4.07%
Commercial	4.39%	2.35%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 100%.

The age analysis of mortgage loans by type and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement is as follows:

	Farm	Residential	Commercial	Mezzanine	Total
December 31, 2022:			(In Millions)
Current	$980	$236	$17,690	$107	$19,013
30-59 days past due					—
60-89 days past due					—
90-179 days past due	2				2
180+ days past due	13				13
Total	$995	$236	$17,690	$107	$19,028

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)	$20		$1,110	$107	$1,237

	Farm	Residential	Commercial	Mezzanine	Total
December 31, 2021:			(In Millions)
Current	$930	$239	$14,644	$107	$15,920
30-59 days past due	2				2
60-89 days past due	1				1
90+ days past due					—
Total	$933	$239	$14,644	$107	$15,923

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1) (2)			$1,080	$107	$1,187

(1)	Excluded from the Commercial amounts are mortgage loan participations where the sole participants are the Company and PL&A. The total amounts were $2,862 million and $2,823 million as of December 31, 2022 and 2021, respectively.

(2)	Amounts were updated subsequent to the issuance of the Annual Statement.

The Company’s mortgage loans finance various types of properties primarily throughout the U.S. and Canada. The geographic distributions of the mortgage loans book/adjusted carrying value were as follows:

	December 31, 2022		December 31, 2021
	(In Millions)		(In Millions)
California	$4,108	California	$3,292
Illinois	1,444	Washington	1,363
Texas	1,351	Texas	1,343
Massachusetts	1,243	Illinois	1,252
Washington	1,136	New York	907
New York	969	Massachusetts	813
Georgia	869	New Jersey	723
District of Columbia	794	Virginia	708
Virginia	774	Florida	704
New Jersey	719	Arizona	613
All other	5,621	All other	4,205
Total	$19,028	Total	$15,923

As of December 31, 2022 and 2021, the largest carrying amount of one single commercial loan in California, the state with the highest geographical distribution, was $440 million or 2% and $404 million or 3% of the mortgage loan carrying value, respectively. This loan was secured by apartment buildings.

As of December 31, 2022, the largest total carrying value of multiple commercial loans with a single sponsor, a related party to the Company, was $622 million and 3% of the mortgage loan carrying value. As of December 31, 2022, these loans were located in various states and were mainly secured by apartment buildings. As of December 31, 2021, the largest total carrying value of multiple commercial loans with a single sponsor was $564 million and 4% of the mortgage loan carrying value. As of December 31, 2021, these loans were located in Arizona and California and were secured by retail.

The Company had mortgage loans of $13 million with accrued interest more than 180 days past due as of December 31, 2022 The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2021.

For the years ended December 31, 2022, 2021 and 2020, the Company recognized in net investment income prepayment income of $57 million, $30 million and $41 million, respectively, from early pay off mortgage loans.

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance. Collateral performance includes a review of the most recent collateral inspection reports and financial statements. Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV). The DCR compares the collateral’s net operating income to its debt service payments. DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments. A larger DCR indicates a greater excess of net operating income over the debt service. The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage. LTVs greater than 100% indicate that the loan amount exceeds the collateral value. A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process results in each loan being placed into a No Credit Concern category or one of three levels: Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern or Level 3 Significant Credit Concern. Loans in the No Credit Concern category are performing and no issues are noted. The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns. The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong. For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors. Financial covenants may have been triggered due to declines in performance. There may be disputes between the borrower and contractors. Credit profile and/or borrower sponsorship remain stable but require monitoring. Near term (6 months or less) maturity requires monitoring due to negative trends. No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength. This includes troubled debt restructures (TDR) performing as agreed for more than one year.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors; financial covenants may have been triggered due to declines in performance and/or the borrower may have requested covenant relief. There may be disputes between the borrower and contractors. Loan credit profile, borrower sponsorship and/or collateral value may have declined or given cause for concern. Near term maturity (12 months or less) coupled with negative market conditions, property performance and value and/or borrower stability result in increased refinance risk. Likelihood for TDR, impairment and loss is increased. This includes all loans performing as agreed during the first year of a TDR unless assigned to Level 3.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/ or borrower financial difficulties exist. Borrower may have asked for modification of loan terms. Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure the probable alternative. Impairment loss is possible depending on current fair market value of the collateral. This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable.

Loans classified as Level 1 through Level 3 are placed on a watch list and monitored monthly, subject to the terms of the loan agreement. Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired. A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

The Company was working with borrowers who are experiencing financial difficulty as a direct result of the novel coronavirus COVID-19 pandemic (COVID-19). When necessary, the Company provided loan modifications to assist borrowers with their circumstances. These loans are accruing interest and are classified as current when performing under the terms of the modified loan agreement. On April 7, 2020, a group of banking agencies issued an Interagency Statement that offers practical expedients for evaluating whether loan modifications that occur in response to COVID-19 are TDR consistent with the Coronavirus Aid, Relief and Economic Security Act (the CARES Act). The Consolidated Appropriations Act, signed into law on December 27, 2020 extended the relief offered in the CARES Act through January 1, 2022 and clarified that insurance companies were covered under the CARES Act. The Company’s loan modifications fell within the guidance of either the April 7, 2020 Interagency Statement or the CARES Act, both as adopted by the NAIC under Interpretation of the Statutory Accounting Principles Working Group (INT) 20-03, and do not qualify as TDRs.

Prior to January 1, 2022, the Company provided modifications in the form of principal and/or interest payment relief and extension of maturity dates to mortgage loans. As of December 31, 2022, the mortgage loans that are still in their modification period had a total book value of $791 million. These loans do not qualify as TDRs.

The following tables set forth mortgage loan credit levels as of December 31, 2022 and 2021 ($ In Millions):

	December 31, 2022
	No Credit Concern		Level 1 Minimal Credit Concern		Level 2 Moderate Credit Concern		Level 3 Significant Credit Concern		Total
Type	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
Agricultural	$995	2.23							$995	2.23
Apartment	4,969	1.72							4,969	1.72
Golf course	41	3.64	$4	0.80					45	3.37
Industrial	828	2.24							828	2.24
Lodging	1,064	3.19	77	1.60	$160	1.12			1,301	2.85
Mobile home park	239	3.27							239	3.27
Office	4,199	2.08			60	2.98	$72	1.08	4,331	2.07
Residential	41	2.17							41	2.17
Retail	2,335	1.99	225	1.55			512	0.83	3,072	1.76
Construction (1)	3,050		42		115				3,207
Total	$17,761	2.07	$348	1.55	$335	1.63	$584	0.86	$19,028	2.01

	December 31, 2021
	No Credit Concern		Level 1 Minimal Credit Concern		Level 2 Moderate Credit Concern		Level 3 Significant Credit Concern		Total
	Carrying	Weighted Average	Carrying	Weighted Average	Carrying	Weighted Average	Carrying	Weighted Average	Carrying	Weighted Average
Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR
Agricultural	$933	2.25							$933	2.25
Apartment	2,707	1.86							2,707	1.86
Golf course	52	2.40	$22	0.90			$18	0.82	92	1.73
Industrial	751	2.37							751	2.37
Lodging	799	2.30	87	0.47	$466	0.21			1,352	1.46
Mobile home park	179	3.62							179	3.62
Office	3,512	2.09			47	2.76	20	0.75	3,579	2.09
Residential	43	2.49							43	2.49
Retail	1,839	1.87	225	1.32			514	0.72	2,578	1.59
Construction (1)	3,299		250		160				3,709
Total	$14,114	2.07	$584	1.07	$673	0.45	$552	0.72	$15,923	1.92

(1)	Performance and credit quality does not consider DCRs for Residential whole and Construction loans. These loans are reviewed based on LTV, loan payment performance, and for Construction loans, the construction progress and related costs for the underlying collateral project.

JOINT VENTURES, PARTNERSHIPS AND LLCs

The Company does not have investments in joint ventures, partnerships and limited liability companies that exceed 10% of admitted assets of the Company as of December 31, 2022 and 2021. For impaired investments in joint ventures, partnerships and limited liability companies, the Company recorded write downs of $5 million, $11 million and $10 million on 4, 6 and 5 investments during the years ended December 31, 2022, 2021 and 2020, respectively, based upon lower estimated future cash flows.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company’s financial assets and liabilities that are carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The determination of fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in inactive markets, and model-derived valuations for which all significant inputs are observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by fair value hierarchy level, the Company’s financial instruments that are carried at fair value or net asset value (NAV) as of December 31, 2022 and 2021:

	Level 1	Level 2	Level 3	NAV	Total
December 31, 2022:			(In Millions)
Assets:
Bonds:
Issuer obligations			$14		$14
LBASS			4		4
Total bonds	—	—	18	—	18

Preferred stocks:
Industrial and miscellaneous			4		4
Total preferred stocks	—	—	4	—	4

Common stocks:
Industrial and miscellaneous			65		65
Affiliates (1)	$130				130
Total common stocks	130	—	65	—	195

Derivatives:
Foreign currency and interest rate swaps		$459			459
Equity derivatives	52		880		932
Total derivatives	52	459	880	—	1,391

Other invested assets			116		116

Separate account assets (2)	53,895			$849	54,744
Total	$54,077	$459	$1,083	$849	$56,468

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$452			$452
Equity derivatives			$3		3
Total	—	$452	$3	—	$455

	Level 1	Level 2	Level 3	NAV	Total
December 31, 2021:			(In Millions)
Assets:
Bonds:
Issuer obligations		$24			$24
LBASS			$103		103
Total bonds	—	24	103	—	127

Preferred stocks:
Industrial and miscellaneous		1	1		2
Total preferred stocks	—	1	1	—	2

Common stocks:
Industrial and miscellaneous	$16		22		38
Affiliates (1)	127				127
Total common stocks	143	—	22	—	165

Derivatives:
Foreign currency and interest rate swaps		208			208
Equity derivatives	82		1,916		1,998
Total derivatives	82	208	1,916	—	2,206

Separate account assets (2)	67,331	1		$644	67,976
Total	$67,556	$234	$2,042	$644	$70,476

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$213			$213
Equity derivatives			$10		10
Total	—	$213	$10	—	$223

(1)	Consists of mutual funds managed by affiliated entities.

(2)	Consists of separate account assets that are primarily invested in mutual funds and hedge funds. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is recorded in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets.

FAIR VALUE MEASUREMENT

The following describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.

BONDS, PREFERRED STOCKS, COMMON STOCKS AND OTHER INVESTED ASSETS

The fair values of bonds, residual income tranches (reported in Other Invested Assets), preferred stocks and common stocks are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services. For securities that are traded infrequently, fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of fair value, independent non-binding broker quotations are obtained or an internally developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally developed valuations of fair value did not produce material differences in the fair values for the majority of the portfolio; accordingly, overrides were not material. In the absence of such market observable activity, management’s best estimate is used.

Fair values determined by internally derived valuation tools use market-observable data if available. Generally, this includes using an actively traded comparable security as a benchmark for pricing. These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity and prepayment speeds. These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers. Internally developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the significant inputs used in determining their fair values are market observable and appropriate. Externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process. Prices are reviewed and approved by the Company’s professional credit analysts that have industry expertise and considerable knowledge of the issuers. Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of fair values against prices of actual trades. A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process. These items are investigated, further analysis is performed and resolutions are appropriately documented.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures. The Company calculates the fair value of derivatives using market standard valuation methodologies for foreign currency and interest rate swaps and equity options. Internal models are used to value equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. The Company accounts for certain derivatives that are designated as cash flow hedges in the same manner as the hedged liability, which are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment and review of changes in the market value for each derivative by both risk managers and investment accountants. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

Derivative instruments classified as Level 1 are exchange-traded. Derivative instruments classified as Level 2 primarily include foreign currency and interest rate swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps. These derivatives are valued using pricing models which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels and, to a lesser extent, broker quotations. A derivative instrument containing Level 2 inputs would be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

SEPARATE ACCOUNT ASSETS

The fair value of separate account assets is based on the fair value or NAV of the underlying assets. Separate account assets held at fair value primarily consist of investments in mutual funds and hedge funds.

Level 1 separate account assets include mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction. Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices. Variances are investigated, further analysis is performed and resolutions are appropriately documented.

The fair value of assets in the Separate Accounts in Level 2 consist of bonds based on the valuation methods described above in Bonds, Preferred Stocks, Common Stocks and Other Invested Assets. The fair value of assets in the Separate Accounts in Level 3 consist of bonds based on valuation methods described in Bonds, Preferred Stocks, Common Stocks and Other Invested Assets and mortgage loans based on the valuation method described below.

Investments Measured Using the NAV Practical Expedient

Separate account assets include hedge funds where the fair value is based on the net asset value obtained from the fund managers. Investment strategies related to separate account hedge funds include multi-strategy primarily invested in U.S. and international equity, fixed income, long/short equity, loans, precious metals, real estate, derivatives, privately held companies and private partnerships. The redemption frequency can be daily, monthly, quarterly, semi-annually and annually. The remaining lockup period ranges from zero to 51 months as of December 31, 2022. There are no unfunded commitments of investments measured using the NAV practical expedient as of December 31, 2022.

LEVEL 3 RECONCILIATION

The tables below present a reconciliation of the beginning and ending balances of the Level 3 financial instruments that are carried at fair value using significant unobservable inputs:

					Total Gains or (Losses)
	January 1, 2022	Transfers Into of Level 3 (1) (2)		Transfers Out of Level 3 (2)	Included in Net Income	Included in Surplus	Purchases	Sales	Settlements	December 31, 2022
	(In Millions)
Bonds Issuer Obligations		$25			($13)	$3			($1)	$14
LBASS	$103	40		($116) (3)	(11)	(16)	$7		(3)	4
Preferred stocks	1					(2)	5			4
Common stocks	22				5		154	($116)		65
Derivatives, net	1,906				(672)	(333)	561		(585)	877
Other invested assets		116	(3)							116
Total	$2,032	$181		($116)	($691)	($348)	$727	($116)	($589)	$1,080

				Total Gains or (Losses)
	January 1, 2021	Transfers Into of Level 3 (1) (2)	Transfers Out of Level 3 (2)	Included in Net Loss	Included in Surplus	Purchases	Sales	Settlements	December 31, 2021
	(In Millions)
Bonds	$1	$31		$1	($2)	$72			$103
Preferred stocks						1			1
Common stocks	7					16	($1)		22
Derivatives, net	1,264			1,518	(53)	1,022		($1,845)	1,906
Total	$1,272	$31	$—	$1,519	($55)	$1,111	($1)	($1,845)	$2,032

(1) Transferred into Level 3 due to carrying value adjustments down to fair value.

(2) Transfers in and/or out are recognized at the end of each quarter.

(3) Transferred into/out of Level 3 due to reclassification from LBASS to Other Invested Assets.

The book/adjusted carrying values and fair values of the Company’s financial instruments are presented in the following table:

	December 31, 2022
	Fair Value	Book/ Adjusted Carrying Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
	(In Millions)
Assets:
Bonds	$65,965	$73,845		$61,162	$4,803
Preferred stocks	4	4			4
Common stocks (1)	195	195	$130		65
Mortgage loans	16,705	19,028			16,705
Cash, cash equivalents and short-term investments	888	888	855	19	14
Contract loans	7,597	7,597			7,597
Derivatives, net	(166)	215	52	(1,095)	877
Securities lending reinvested collateral assets	2,828	2,828		2,828
Other invested assets (1)	1,643	1,692		1,496	147
Separate account assets	58,012	58,636	53,895	2,756	512	$849
Liabilities:
Liability for deposit-type contracts (2)	17,856	18,503		13,138	4,718
Separate account liability for deposit-type contracts	5	5			5

	December 31, 2021
	Fair Value	Book/ Adjusted Carrying Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
			(In Millions)
Assets:
Bonds	$72,460	$67,346		$67,642	$4,818
Preferred stocks	2	2		1	1
Common stocks (1)	165	165	$143		22
Mortgage loans	16,605	15,923			16,605
Cash, cash equivalents and short-term investments	993	993	813	30	150
Contract loans	7,489	7,489			7,489
Derivatives, net	1,983	1,983	82	(5)	1,906
Securities lending reinvested collateral assets	3,327	3,327		3,327
Other invested assets (1)	776	743		714	62
Separate account assets	70,462	70,442	67,331	2,254	230	$647
Liabilities:
Liability for deposit-type contracts (2)	11,705	11,108		6,919	4,786
Separate account liability for deposit-type contracts	6	6			6

(1) Excludes investments accounted for under the equity method.

(2) Excludes deposit liabilities with no defined or contractual maturities.

The tables above exclude the following financial instruments: investment income due and accrued, derivatives collateral receivable and payable and payable for securities lending. The fair value of these financial instruments, which are primarily classified as Level 2, approximates carrying value as they are short-term in nature such that there is minimal risk of material changes in fair value due to changes in interest rates or counterparty credit.

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2022 and 2021:

MORTGAGE LOANS

The fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS (INCLUDING SECURITIES LENDING REINVESTED COLLATERAL ASSETS)

For cash and cash equivalents with maturities of three months or less from date of purchase, their fair values approximate their book/adjusted carrying values due to their short maturities. For short-term investments with maturities of one year or less from date of purchase, excluding cash equivalents and money market mutual funds, their fair values are determined using similar valuation techniques as described above for bonds. Cash equivalents that are money market mutual funds have fair values that approximate their book/adjusted carrying values due to the short maturities of the underlying investments of the funds. Securities lending reinvested collateral assets that are primarily reverse purchase agreements have fair values that approximate their book/adjusted carrying values due to their short maturities.

CONTRACT LOANS

Contract loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the contract loans is a reasonable approximation of fair value.

OTHER INVESTED ASSETS

Other invested assets consist primarily of surplus note investments held from other insurance providers and WCFIs that are NAIC rated 1 or 2. The fair values of the surplus note investments are priced by an independent pricing service as described for bonds above. The WCFIs are held at accreted book value which approximates fair value due to the short-term nature of the investment.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The primary methods used to determine the fair value of liability for deposit-type contracts are: discounted cash flow methodologies using significant unobservable inputs, discounted cash flow methodologies using current market risk-free interest rates and adding a spread to reflect nonperformance risk. The fair value of deposit-type contracts issued at floating rates or that are short-term in nature approximate their carrying value.

SEPARATE ACCOUNT LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The statement value of separate account liability for deposit-type contracts is reported under separate account liabilities and is a reasonable estimate of their fair value because the contractual interest rates are variable and based on current market rates.

5.	DERIVATIVE INSTRUMENTS

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk and equity risk, collectively “market risk”, and credit risk. Derivative instruments are also used to manage the duration mismatch of general account assets and liabilities. Derivatives may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company’s OTC derivatives are primarily bilateral contracts between two counterparties. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties. The Company utilizes a variety of derivative instruments including swaps, exchange-traded futures and options.

Market risk is the possibility that future changes in market conditions may make the derivative financial instrument less valuable. Credit risk is defined as the possibility that a loss may occur from the failure of another party to perform in accordance with the terms of the contract, which exceeds the value of existing collateral, if any. The Company mitigates these risks through established market and credit risk limits.

The following table summarizes the notional amount, net carrying value, and fair value of the Company’s derivative instruments by derivative type. Cash collateral received from or pledged to counterparties is not included in the amounts below.

	Notional Amount	Net Carrying Value	Fair Value
		(In Millions)
December 31, 2022:
Equity call options	$24,922	$877	$877
Foreign currency swaps	6,290	151	151
Interest rate swaps	11,018	(865)	(1,246)
Equity total return swaps	136
Equity futures	3,657	52	52
Total	$46,023	$215	($166)

December 31, 2021:
Equity call options	$22,355	$1,908	$1,908
Foreign currency swaps	4,325	65	65
Interest rate swaps	6,256	(70)	(70)
Equity total return swaps	155	(3)	(3)
Equity futures	2,731	82	82
Equity put options	732	1	1
Total	$36,554	$1,983	$1,983

Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of admitted assets, liabilities and capital and surplus - statutory basis. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as foreign currency swaps.

Cash collateral received from OTC counterparties was $185 million and $846 million as of December 31, 2022 and 2021, respectively. Cash collateral pledged to OTC counterparties was $682 million and $290 million as of December 31, 2022 and 2021, respectively.

As of December 31, 2022 and 2021, the Company had also accepted collateral, consisting of various securities, with a fair value of zero and $327 million, respectively, which are held in separate custodial accounts. As of December 31, 2022 and 2021, none of this collateral had been repledged.

The Company is required to pledge initial margin for all futures contracts. The amount of required margin is determined by the exchange on which it is traded. The Company pledged cash and assets to satisfy this collateral requirement. Cash pledged for initial margin was $52 million and $82 million as of December 31, 2022 and 2021, respectively. Assets pledged to satisfy this requirement for initial margin had a fair value of $187 million and $138 million as of December 31, 2022 and 2021, respectively.

As of December 31, 2022 and 2021, the Company provided collateral in the form of various securities with a carrying value of $1,434 million and $126 million, respectively, which are included in bonds. The counterparties are permitted by contract to sell or repledge this collateral.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company offers life insurance products with indexed account options. The interest credited on the indexed accounts is a function of the underlying domestic and/or international equity index, subject to various caps, thresholds and participation rates.

The Company utilizes equity call options to hedge the credit paid to the policyholder on the underlying index for its life insurance products with indexed account options. These equity call options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums. These equity call options are designated as a fair value hedge under statutory accounting principles with changes in fair value recorded in net realized capital gains (losses) less tax.

The Company utilizes foreign currency interest rate swap agreements to convert floating foreign denominated liabilities to floating U.S. dollar liabilities. A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed-upon exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates and the exchanged principal amounts. The Company enters into these agreements primarily to manage the currency risk associated with investments and liabilities that are denominated in foreign currencies.

For the years ended December 31, 2022, 2021 and 2020, $728 million, $554 million and $432 million, respectively, of option premium expense recorded in net investment income for equity options hedging indexed life insurance products was excluded from the assessment of hedge effectiveness. For all other hedging relationships, no component of the hedging instrument’s fair value was excluded from the assessment of hedge effectiveness.

For the years ended December 31, 2022, 2021 and 2020, the Company recorded $36 million, $15 million and $1 million, respectively, in unrealized capital gain resulting from derivatives that no longer qualified for hedge accounting.

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company utilizes foreign currency interest rate swap agreements to convert fixed or floating foreign denominated liabilities to U.S. dollar fixed liabilities.

The Company also utilizes interest rate swaps to hedge against reinvestment risk embedded in products with long durations. An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is 40 years. The Company may discontinue cash flow hedge accounting because it is no longer probable that the forecasted transaction will occur by the end of the originally specified time period or within two months of the anticipated date. The Company did not have cash flow hedges that have been discontinued.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company offers a rider on certain variable annuity contracts that guarantees net principal over specified periods, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.

The Company utilizes total return swaps, exchange-traded futures and equity put options based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products. Total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount. Cash is paid and received over the life of the contract based on the terms of the swap. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily fair value of those contracts. The equity put options involve the exchange of an upfront payment for the return, at the end of the option agreement, of the equity index below a specified strike price. The Company also utilizes interest rate swaps to manage interest rate risk in the variable annuity products.

The Company offers fixed indexed annuity products where interest is credited to the policyholder’s account balance based on domestic and/or international equity index changes, subject to various caps or participation rates. The Company utilizes total return swaps, exchange-traded equity futures and equity call options based upon market indices to economically hedge the interest credited to the policyholder based upon the underlying equity index. These equity call option contracts involve the exchange of an upfront premium payment for the return, at the end of the option agreement, of the differentials in the index at the time of exercise and the strike price subject to a cap.

Interest rate swaps are used by the Company to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities.

Foreign currency interest rate swap agreements are used to convert foreign-denominated assets or liabilities to U.S. dollar assets or liabilities.

The average and ending fair value of derivatives not designated as hedging instruments are as follows:

	Average Fair Value Years Ended December 31,		Ending Fair Value as of December 31,
	2022	2021	2022		2021
			Asset	Liability	Asset	Liability
			(In Millions)
Equity call options	$184	$423	$103		$478
Equity total return swaps	1	1				$3
Equity futures	79	72	52		82
Foreign currency swaps	210	(8)	271	$18	86	52
Interest rate swaps	(228)	(86)	39	181	89	159
Equity put options		5			1
Total	$246	$407	$465	$199	$736	$214

The following table summarizes the surplus and net realized capital gains (losses) impact on derivative instruments not designated as hedging instruments

	Years Ended December 31,			Years Ended December 31,
	2022	2021	2020	2022	2021	2020
	Surplus			Net Realized Capital Gains (Losses)
			(In Millions)
Equity total return swaps	$2	($2)	$30			($8)
Equity futures	104	15	(45)	$233	($416)	(1,035)
Foreign currency swaps	94	25	(3)	128	69	(104)
Interest rate swaps	3	(165)	72	(1,100)	0	6
Equity call options	(336)	(36)	163	132	769	259
Equity put options		(1)	2		0	37
Total	($133)	($164)	$219	($607)	$422	($845)

For the years ended December 31, 2022, 2021 and 2020, net gains or (losses) from periodic net settlements and amortization recorded in net investment income were ($188) million, ($176) million and ($35) million, respectively.

For equity call options with deferred financing premiums which are paid at the end of the derivative contract, summarized in the tables below are the undiscounted future settled premium commitments, equity call option fair value and equity call option fair value excluding impact of discounted future settled premiums (In Millions):

Years Ending December 31:	Premium Payments Due
2023	$774	(1)
2024	88
2025	34
2026	49
2027 and thereafter	122
Total undiscounted future settled premium commitments	$1,067

(1) Premium payments are expected to be made monthly, based upon current maturity date of derivative contracts.

Years Ending December 31:	Undiscounted Future Premium Commitments	Equity Call Option Fair Value	Equity Call Option Fair Value Excluding Impact of Discounted Future Settled Premiums
2022	$1,067	$774	$774
2021	791	1,480	1,480

DERIVATIVES DESIGNATED AS HEDGING UNDER SSAP NO. 108

The hedge strategy consists of variable annuity contracts guaranteed benefits, including related minimum benefit guarantees, that are sensitive to interest rate movement. The impact from changes in interest rates to the present value of cash flows as well as the value of the investments comprising the account value are assessed monthly against the percentage of the economic liability being hedged.

Interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives, such as treasury futures, interest rate swaps, interest rate swaptions or treasury caps/floors. The Company entered into this hedging relationship effective January 1, 2022 and no changes have been made to the hedging strategy since inception. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP No. 108 on a quarterly basis, both prospectively and retrospectively, and remains highly effective as of December 31, 2022.

The following table summarizes the scheduled amortization for the recognition of gains/losses and deferred assets and liabilities (In Millions):

Amortization Year	Deferred Assets	Deferred Liabilities
2023	$35
2024	35
2025	35
2026	35
2027 and thereafter	188
Total	$328	—

The following table presents the rollforward of future amortization and total deferred balance (In Millions):

Prior year total deferred balance	$—
Current year amortization	19
Current year deferred recognition	(347)
Ending deferred balance	$328

The following table presents the open derivative removed from SSAP No. 108 and captured in scope of SSAP No. 86 as of December 31, 2022 (In Millions):

Total derivative fair value change	($26)
Change in fair value reflected as a deferred asset/liability under SSAP No. 108	(24)
Unrealized gain/loss recognized for derivative under SSAP No. 86	($2)

The following table presents the open derivative removed from SSAP No. 86 and captured in scope of SSAP No. 108 as of December 31, 2022 (In Millions):

Total derivative fair value change	($271)
Unrealized gain/loss recognized prior to reclassification to SSAP No. 108	(43)
Fair value changes available for applicants under SSAP No. 108	($228)

The Company did not have any hedging strategies no longer identified as highly effective previously captured within the scope of SSAP No. 108. The Company did not elect to terminate the hedging strategy and/or discontinue the special accounting provisions permitted within SSAP No. 108.

DERIVATIVE CREDIT EXPOSURE

The Company is exposed to credit-related losses in the event of nonperformance by derivative counterparties to OTC derivatives. The Company manages its credit risk by dealing with creditworthy counterparties, establishing risk-control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty. The net position with each counterparty is calculated as the aggregate fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received. These master netting agreements include collateral arrangements with derivative counterparties, which require positions be marked to market and margined on a daily basis by the daily settlement of variation margin. The Company has minimal counterparty exposure to credit-related losses in the event of non performance by these counterparties.

The OTC agreements may include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies. If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement, or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the net fair value of the underlying derivatives. As of December 31, 2022 and 2021, the Company’s financial strength ratings were above the specified level.

The Company’s credit exposure is measured on a counterparty basis as the net positive fair value of all derivative positions with the counterparty, net of income or expense accruals and collateral received. The Company’s credit exposure for OTC derivatives as of December 31, 2022 was $5 million. The maximum exposure to any single counterparty was $3 million as of December 31, 2022. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance for the years ended December 31, 2022, 2021 and 2020. The Company does not expect any counterparties to fail to meet their obligations given their investment- grade ratings.

6.	INCOME TAXES

The components of net admitted deferred tax assets are as follows:

	December 31, 2022			December 31, 2021
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Millions)			(In Millions)
Gross deferred tax assets	$1,118	$106	$1,224	$1,106		$1,106
Statutory valuation allowance adjustment
Adjusted gross deferred tax assets	1,118	106	1,224	1,106		1,106
Deferred tax assets nonadmitted	435		435	124		124
Net admitted deferred tax asset	683	106	789	982		982
Deferred tax liabilities	132	323	455	229	$291	520
Net admitted deferred tax asset (net deferred tax liability)	$551	($217)	$334	$753	($291)	$462

	Change during 2022
	Ordinary	Capital	Total
	(In Millions)
Gross deferred tax assets	$12	$106	$118
Statutory valuation allowance adjustment
Adjusted gross deferred tax assets	12	106	118
Deferred tax assets nonadmitted	311		311
Net admitted deferred tax asset	(299)	106	(193)
Deferred tax liabilities	(97)	32	(65)
Net admitted deferred tax asset (net deferred tax liability)	($202)	$74	($128)

The admission calculation components of SSAP No. 101, Income Taxes, are as follows:

	December 31, 2022			December 31, 2021
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Millions)			(In Millions)
Federal income taxes paid in prior years recoverable through loss carrybacks	$—		$—	$—		$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	334		334	462		462
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	334		334	462		462
Adjusted gross deferred tax assets allowed per limitation threshold			1,703			1,633
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	132	$323	455	229	$291	520
Deferred tax assets admitted as the result of application of SSAP No. 101	$466	$323	$789	$691	$291	$982

	Change during 2022
	Ordinary	Capital	Total
	(In Millions)
Federal income taxes paid in prior years recoverable through loss carrybacks	$—		$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	(128)		(128)
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	(128)		(128)
Adjusted gross deferred tax assets allowed per limitation threshold			70
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	(97)	$32	(65)
Deferred tax assets admitted as the result of application of SSAP No. 101	($225)	$32	($193)

The ratio percentage and adjusted capital and surplus used to determine recovery period and threshold limitation are as follows ($ In Millions):

	December 31,
	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount	973%	1,172%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$11,357	$10,886

The impacts of tax planning strategies as of December 31, 2022 and 2021 are as follows ($ In Millions):

	December 31, 2022
	Ordinary	Capital
Adjusted gross deferred tax assets	$1,118	$106
Percent of total adjusted gross deferred tax assets	0%	0%

Net admitted adjusted gross deferred tax assets	$683	$106
Percent of total net admitted adjusted gross deferred tax assets	0%	0%

	December 31, 2021
	Ordinary	Capital
Adjusted gross deferred tax assets	$1,106	$—
Percent of total adjusted gross deferred tax assets	0%	0%

Net admitted adjusted gross deferred tax assets	$982	$—
Percent of total net admitted adjusted gross deferred tax assets	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance as of December 31, 2022 and 2021.

The Federal income taxes are as follows:

	Years Ended December 31,			Change	Change
	2022	2021	2020	2022-2021	2021-2020
	(In Millions)
Federal income tax expense (benefit)	$9	$210	($197)	($201)	$407
Federal income taxes on net capital gains (loss)	22	(7)	14	29	(21)
Other			(12)	—	12
Federal income tax expense (benefit)	$31	$203	($195)	($172)	$398

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows. There were no capital deferred tax assets as of December 31, 2021.

	December 31,
Deferred tax assets:	2022	2021	Change
Ordinary:		(In Millions)
Policyholder reserves	$486	$598	($112)
Deferred acquisition costs	501	428	73
Tax credit carryforward	34		34
Compensation and benefits accrual	72	66	6
Fixed assets	11		11
Policyholder dividend accruals	2	2
Other	12	12
Total	1,118	1,106	12
Statutory valuation allowance adjustment
Nonadmitted	435	124	311
Admitted ordinary deferred tax assets	683	982	(299)

Capital:
Investments	106		106
Admitted capital deferred tax assets	106	—	106

Admitted deferred tax assets	789	982	(193)

Deferred tax liabilities:
Ordinary:
Investments	126	144	(18)
Fixed assets		78	(78)
Other	6	7	(1)
Total deferred tax liabilities	132	229	(97)

Capital:
Investments	323	291	32
Total	323	291	32

Deferred tax liabilities	455	520	(65)

Net admitted deferred tax assets	$334	$462	($128)

The change in net deferred income taxes, exclusive of the nonadmitted assets, is as follows:

	December 31,
	2022	2021	Change
	(In Millions)
Total deferred tax assets	$1,224	$1,106	$118
Total deferred tax liabilities	455	520	(65)
Net deferred tax asset	$769	$586	183
Tax effect of unrealized activities			55
Change in net deferred income tax			238
Solar energy tax credits not reflected in change in net deferred income tax			(34)
Change in net operating deferred income tax			$204

The CARES Act, enacted on March 27, 2020, contains certain income tax related provisions. One of the key provisions allows companies with net operating losses (NOL) originating in 2018, 2019 or 2020 to carry back those losses to the five preceding tax years and recover cash taxes paid in those years. The Company recorded a Federal income tax benefit for the expected carryback of 2020 NOL to the five preceding tax years from 2015 to 2019, some of which were at a higher statutory tax rate than the current year. The benefit was reflected in Federal income tax expense (benefit) in 2020, with additional adjustment in 2021 based on 2020 tax return as filed.

Federal income tax expense (benefit) is different from that which would be obtained by applying the statutory Federal income tax rate of 21% to income before income taxes. The significant items causing these differences are as follows:

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Provision (benefit) computed at statutory rate	$11	$225	($51)
Tax impact from affiliates	19	41	(53)
Benefit of NOL carryback under CARES Act		(18)	(72)
Tax impact from surplus activities	(13)		61
Tax credits	(17)	(21)	(14)
Taxes allocated under tax sharing agreement	(23)	(24)	(29)
Dividend received deduction	(31)	(33)	(30)
Tax impact from derivative gains (losses) from surplus	(112)	(43)	54
Other	(7)	(12)	7
Total statutory income tax	($173)	$115	($127)

Federal income tax expense (benefit)	$31	$203	($195)
Change in net deferred income taxes	(204)	(88)	68
Total statutory income tax	($173)	$115	($127)

The Company has no low income housing and foreign tax credit carryforwards. The Company has a $34.0 million solar tax credit that originated in 2022 and will expire in 2042 The Company had no Alternative Minimum Tax credit carryforward. The Company had no adjustments of deferred tax assets (DTAs) and deferred tax liabilities (DTLs) for enacted changes in tax laws or a change in tax status. The Company had no adjustments to gross DTAs because of a change in circumstances that causes a change in judgment about the realizability of the related DTAs. The Company had no deposits under Section 6603 of the Internal Revenue Code.

The following are estimated Federal income taxes in the current and prior years that will be available for recoupment in the event of future net losses (In Millions).

	Ordinary	Capital
2022 estimated
2021		$79
2020		27

The Company had no federal or foreign income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within 12 months from December 31, 2022.

The Company’s policy is to recognize interest expense and penalties related to tax contingencies as a component of Federal and foreign income taxes. During the years ended December 31, 2022, 2021 and 2020, the Company paid an immaterial amount of interest and penalties to state tax authorities.

PMHC and its subsidiaries file income tax returns in the U.S. Federal and various state jurisdictions. PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS is currently examining PMHC’s tax returns for the years ended December 31, 2013 through 2018. The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeal. The State of California is auditing the tax year ended December 31, 2009 and certain issues are under protest. The Company does not expect the current Federal and California audits to result in any material assessments.

7.	BORROWED MONEY

The Company maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2022 and 2021. In addition, the Company and Pacific LifeCorp maintain a $1.0 billion senior revolving credit facility available to both borrowers up to the full commitment amount with a maturity date of June 2026. This facility serves as a back-up line of credit to the commercial paper program. Interest is at variable rates. This facility had no debt outstanding as of December 31, 2022 and 2021. The revolving credit facility has certain debt covenants and the Company believes it was in compliance with those debt covenants as of December 31, 2022.

In 2022, the Company entered into uncommitted repurchase agreements with various financial institutions. See Note 3 for details on these agreements. There was no debt outstanding in connection with these agreements as of December 31, 2022.

The Company is a member of the Federal Home Loan Bank (FHLB of Topeka) of Topeka. The Company is eligible to receive advances from the FHLB based on a percentage of the Company’s statutory general account assets provided it has sufficient available eligible collateral and is in compliance with the FHLB requirements, debt covenant restrictions and insurance laws and regulations. The Company’s estimated maximum borrowing capacity (after taking into account required collateralization levels) was $3.5 billion and $1.5 billion as of December 31, 2022 and 2021, respectively. However, asset eligibility determination is subject to the FHLB’s discretion and to the availability of qualifying assets at the Company. During 2022, the Company received advances under short-term debt arrangements to provide for additional liquidity, which were accounted for as borrowed money under SSAP No. 15, Debt and Holding Company Obligations. There was no debt outstanding with the FHLB as of December 31, 2022 and 2021.

Through its membership, the Company has issued funding agreements to the FHLB in exchange for cash advances. The Company uses these funds in an investment spread strategy, consistent with its other investment spread business. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. The funding agreement liabilities are included in liability for deposit-type contracts.

The collateral pledged to the FHLB is as follows:

	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
	December 31, 2022			December 31, 2021
General Accounts:	(In Millions)
Total collateral pledged	$4,747	$5,289	$1,342	$1,100	$1,081	$489
Maximum collateral pledged	4,758	5,299	1,556	1,108	1,087	489

The amount borrowed from FHLB as of December 31, 2022 and 2021 is as follows (In Millions):

	General Account	Funding Agreement Reserves Established	General Account	Funding Agreement Reserves Established
	December 31, 2022		December 31, 2021
Debt
Funding agreements	$1,342	$1,347	$489	$489
Total	$1,342	$1,347	$489	$489

The maximum borrowing from FHLB during the years ended December 31, 2022 and 2021 is as follows (In Millions):

	General Account
	Years Ended December 31,
	2022	2021
Debt	$887
Funding agreements	1,386	$489
Total	$2,273	$489

The Company’s debt borrowings from FHLB are not subject to prepayment obligations. The Company’s funding agreements with the FHLB are subject to prepayment obligations.

The Company is required to purchase stock in FHLB of Topeka each time it receives an advance. As of December 31, 2022 and 2021, the Company holds $62 million and $22 million, respectively, of FHLB of Topeka stock, which is recorded in common stocks. None of the membership stock is eligible for redemption.

8.	CAPITAL AND SURPLUS

The Company has 600,000 shares of common stock authorized, issued and outstanding with a par value of $50.00 per share. There is only one class of shares.

DIVIDEND RESTRICTIONS

The payment of dividends by the Company to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Based on this limitation and 2022 statutory results, the Company could pay up to $1.1 billion in dividends in 2023 to Pacific LifeCorp, without prior approval by the NE DOI, subject to the notification requirement. Within the dividend restrictions, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There are no other restrictions on unassigned surplus.

No dividends were paid during the years ended December 31, 2022 and 2020. During the year ended December 31, 2021, Pacific Life paid an ordinary dividend in the form of cash and bonds to Pacific LifeCorp of $450 million.

During the years ended December 31, 2022, 2021 and 2020, Pacific LifeCorp made a capital contribution to the Company of $700 million, zero and $650 million, respectively, that is reported in paid in surplus.

UNASSIGNED SURPLUS

The portion of unassigned surplus represented by cumulative unrealized gains, net, as of December 31, 2022 and 2021 was $590 million and $708 million, respectively.

SURPLUS NOTES

The carrying values of surplus notes are shown below:

	December 31,
	2022	2021
	(In Millions)
1993 Surplus Notes	$134	$134
2009 Surplus Notes	300	385
2013 Surplus Note	405	407
2017 Surplus Notes	749	749
Total surplus notes	$1,588	$1,675

1993 Surplus Notes:

In December 1993, the Company issued Contribution Certificates, also referred to as surplus notes (1993 Surplus Notes) in the principal amount of $150 million for net cash proceeds of approximately $147.4 million at an interest rate of 7.90% maturing in December 2023. Interest is payable semiannually on June 30 and December 30. Total interest and principal paid on a cumulative basis was $341 million and $16 million, respectively, as of December 31, 2022. Interest paid on the 1993 Surplus Notes amounted to $11 million for the years ended December 31, 2022, 2021 and 2020, and is included in net investment income. There was no principal paid during the years ended December 31, 2022, 2021 and 2020. The Company had entered into interest rate swaps converting these surplus notes to variable rate notes based upon the London Interbank Offered Rate (LIBOR). During the year ended December 31, 2011, the interest rate swaps were terminated. Deferred gains related to the termination of the interest rate swaps were recorded directly to surplus in other surplus adjustments and are amortized as a reduction of interest expense over the life of the surplus notes using the effective interest method. As of December 31, 2022, total unamortized gains were $5 million. Amortization totaled $5 million for the years ended December 31, 2022, 2021 and 2020, respectively.

The 1993 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Merrill Lynch & Co., Goldman Sachs & Co., and J.P. Morgan Securities, Inc., and are administered by JPMorgan Chase Bank. The 1993 Surplus Notes may not be redeemed at the option of the Company or any holder of the 1993 Surplus Notes. The 1993 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company. Each payment of interest on and the repayment of principal of the 1993 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 1993 Surplus Notes are held by bank custodians for unaffiliated investors and may hold 10% or more of the outstanding notes at any time.

In October 2017, with the approval of the Director of the NE DOI, the Company pursuant to a tender offer repurchased and retired $16 million of the 1993 Surplus Notes. A tender offer premium payment of $4 million was recorded in interest expense and reported through net investment income. Partially offsetting the interest expense was $3 million from the amortization from surplus of deferred derivative gains which were recorded following the 2011 termination of interest rate swaps, and was also recorded through net investment income.

2009 Surplus Notes:

In June 2009, the Company issued $1 billion of surplus notes at a fixed interest rate of 9.25%, maturing in June 2039 (2009 Surplus Notes). Interest is payable semiannually on June 15 and December 15. Total interest and principal paid on a cumulative basis was and $1.0 billion and $700 million, respectively, as of December 31, 2022. Interest paid on the 2009 Surplus Notes amounted to $63 million, $36 million and $36 million for the years ended December 31, 2022, 2021 and 2020, respectively, and is included in net investment income. During the year ended December 31, 2022, $85 million of principal was paid. There was no principal paid during the years ended December 31, 2021 and 2020. The Company may redeem all or a portion of the 2009 Surplus Notes at its option, subject to the prior approval of the Director of the NE DOI for such optional redemption. The 2009 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company. Each payment of interest on and the repayment of principal of the 2009 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The Company had entered into interest rate swaps converting these surplus notes to variable rate notes based upon the LIBOR. During the year ended December 31, 2011, the interest rate swaps were terminated. Deferred gains related to the termination of the interest rate swaps were recorded directly to surplus in other surplus adjustments and are amortized as a reduction of interest expense over the life of the surplus notes using the effective interest method. As of December 31, 2022, total unamortized gains were $86 million. Amortization totaled $3 million for each of the years ended December 31, 2022, 2021 and 2020.

The 2009 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman Sachs & Co., UBS Investment Bank and Wachovia Securities. U.S. Bank has been appointed as fiscal agent to act as registrar, principal paying agent and transfer agent with respect to the 2009 Surplus Notes. The 2009 Surplus Notes are held by bank custodians for unaffiliated investors and may hold 10% or more of the outstanding notes at any time.

In January 2013, with the approval of the Director of the NE DOI, the Company pursuant to a tender offer repurchased and retired $323 million of the 2009 Surplus Notes. A tender offer premium payment of $155 million was recorded in interest expense and reported through net investment income. Partially offsetting the interest expense was $112 million from the amortization from surplus of deferred derivative gains which were recorded following the 2011 termination of interest rate swaps, and was also recorded through net investment income.

In February 2016, with the approval of the Director of the NE DOI, the Company repurchased and retired an additional $56 million of principal of its 2009 Surplus Notes. A premium payment of $24 million was recorded in interest expense and reported through net investment income. Partially offsetting the interest expense was $18 million from the amortization from surplus of deferred derivative gains which were recorded following the 2011 termination of interest rate swaps, and was also recorded through net investment income.

In October 2017, with the approval of the Director of the NE DOI, the Company pursuant to a tender offer repurchased and retired $236 million of the 2009 Surplus Notes. A tender offer premium payment of $166 million was recorded in interest expense and reported through net investment income. Partially offsetting the interest expense was $74 million from the amortization from surplus of deferred derivative gains which were recorded following the 2011 termination of interest rate swaps, and was also recorded through net investment income.

In September 2022, with the approval of the Director of the NE DOI, the Company repurchased and retired $85 million of the 2009 Surplus Notes.

2013 Surplus Note:

Concurrent with the repurchase of 2009 Surplus Notes in January 2013 discussed above and, with the approval of the Director of the NE DOI, the Company issued a $500 million, 30-year surplus note to its parent, Pacific LifeCorp, at a fixed interest rate of 5.125%, with semi-annual interest payments due January 25 and July 25, maturing in January 2043 (2013 Surplus Note). Each payment of interest on and the repayment of principal of the 2013 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 2013 Surplus Note is unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company. Total interest and principal paid on a cumulative basis was $220 million and $90 million, respectively, as of December 31, 2022. Interest paid on the 2013 Surplus Note amounted to $20 million, $21 million and $21 million for the years ended December 31, 2022, 2021 and 2020, respectively, and is included in net investment income. There was no principal paid during the years ended December 31, 2022, 2021 and 2020.

In October 2017, with the approval of the Director of the NE DOI, the Company repurchased and retired $90 million of the 2013 Surplus Note.

2017 Surplus Notes:

In October 2017, with the approval of the Director of the NE DOI, the Company issued $750 million of 4.3% surplus notes maturing in October 2067 (2017 Surplus Notes). The 2017 Surplus Notes accrue interest at a fixed rate of 4.3% through October 23, 2047, and thereafter until maturity at a floating rate equal to the three-month LIBOR for deposits in U.S. dollars plus 2.796%. The loan agreement contains fallback language in the event LIBOR becomes unavailable. Interest is payable semiannually on April 24 and October 24 until and including October of 2047, and thereafter quarterly on January 24, April 24, July 24 and October 24 of each year, commencing on January 24, 2048.

The 2017 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Barclays, Citigroup, Credit Suisse, Wells Fargo Securities, and Goldman Sachs & Co. LLC. The Company may redeem all or a portion of the 2017 Surplus Notes at its option any time on or after October 2047 at the redemption price described under the terms of the 2017 Surplus Notes subject to the prior approval of the Director of the NE DOI for such optional redemption. Each payment of interest on and the repayment of principal of the 2017 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 2017 Surplus Notes are held by bank custodians for unaffiliated investors and may hold 10% or more of the outstanding notes at any time. The 2017 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company. Total interest and principal paid on a cumulative basis was and $161 million and zero, respectively, as of December 31, 2022. Interest paid on the 2017 Surplus Notes amounted to $32 million for each of the years ended December 31, 2022, 2021 and 2020 and is included in net investment income. There was no principal paid during the years ended December 31, 2022, 2021 and 2020.

9.	REINSURANCE

The Company has reinsurance contracts with other insurance companies and affiliates to limit potential losses, reduce exposure from larger mortality risks and provide additional capacity for growth. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

Reserve adjustments on reinsurance ceded in the statements of operations - statutory basis relate to amounts ceded by the Company in connection with modified coinsurance reinsurance agreements. The amounts included in revenue adjustments on reinsurance ceded primarily represent ceded current and future policy benefits, net investment income and net realized capital gains (losses) less tax, related to these agreements.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.

For the years ended December 31, 2022, 2021 and 2020, premiums assumed were $1.2 billion, $2.5 billion and $0.9 billion, and premiums ceded were $2.6 billion, $1.8 billion and $1.2 billion, respectively. As of December 31, 2022 and 2021, reserve credits recorded on ceded reinsurance were $5.7 billion and $4.2 billion, respectively.

Amounts recoverable from reinsurers on paid losses, included in other assets, were $194 million and $356 million as of December 31, 2022 and 2021, respectively. Reinsurance recoveries for unpaid losses, included in other liabilities, totaled $387 million and $355 million as of December 31, 2022 and 2021, respectively.

The Company has assumed and ceded reinsurance contracts in place with a reinsurer whose financial stability has deteriorated. In March 2019, the reinsurer’s domiciliary state regulator issued a rehabilitation and injunction order, in which the regulator shall conduct and continue business of the reinsurer. The Company recorded an immaterial impairment in the year 2020 and 2021, and the Company does not expect the financial deterioration of the reinsurer to have a material adverse effect on the Company’s financial statements - statutory basis as of December 31, 2022.

As part of a strategic alliance, the Company reinsures risks associated with policies written by an independent producer group primarily through modified coinsurance arrangements with this producer group’s reinsurance company. Premiums ceded to this producer group amounted to $423 million, $371 million and $274 million for the years ended December 31, 2022, 2021 and 2020, respectively. Direct premiums written or produced by this producer group amounted to $319 million, $146 million and $90 million for the years ended December 31, 2022, 2021 and 2020, respectively.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, was $2.7 billion and $2.5 billion as of December 31, 2022 and 2021, respectively. The amount of reinsurance credits taken for an amended existing agreement, which included policies or contracts that were in force or which had existing reserves established by the Company, was zero as of December 31, 2022.

CEDED AFFILIATED REINSURANCE

The Company cedes certain statutory reserves to affiliated special purpose financial insurance companies and affiliated captive reinsurance companies that are supported by a combination of cash, invested and other assets and third-party excess of loss reinsurance agreement or note facilities. As of December 31, 2022, the Company’s total statutory reserve credit was $3.4 billion, which was partially supported by third-party excess of loss reinsurance agreement and note facilities. As of December 31, 2021, the Company’s total statutory reserve credit was $3.1 billion, which was partially supported by third-party excess of loss reinsurance agreement and note facilities.

The Company utilizes affiliated reinsurers to mitigate the statutory capital impact of NAIC Model Regulation “Valuation of Life Insurance Polices” (Regulation XXX) and NAIC Actuarial Guideline 38 on the Company’s universal life products with flexible duration no lapse guarantee rider (FDNLGR) benefits. PAR Vermont and PBRC are Vermont based special purpose financial insurance companies subject to regulatory supervision by the Vermont Department of Financial Regulation (Vermont Department). PAR Vermont and PBRC are wholly-owned subsidiaries of the Company and accredited authorized reinsurers in Nebraska. The Company cedes certain level term life insurance to PBRC and FDNLGR benefits to PAR Vermont and PBRC. Economic reserves, as defined in the PAR Vermont and PBRC reinsurance agreements, are supported by cash and invested and other assets, including funds withheld at the Company.

The Company has reinsurance agreements with RGBM, a wholly-owned, indirect subsidiary of Pacific LifeCorp domiciled in Bermuda, through which the Company retrocedes statutory reserves for a majority of the underlying Yearly Renewable Term (YRT) treaties on a 100% coinsurance with funds withheld basis to RGBM. On July 16, 2021, the reinsurance agreement with RGBM was modified from a 100% coinsurance with funds withheld to a 100% coinsurance agreement.

The Company has assumed reinsurance agreements with affiliated reinsurer PLRL through which the Company provides two longevity reinsurance solutions associated with individual annuities and pension schemes. Reserves assumed through this agreement totaled $2.1 billion as of December 31, 2022.

The Company executed a single reinsurance agreement subject to the requirements of NAIC Actuarial Guideline 48. The reinsurance agreement with PBRC was effective January 1, 2015 and covers certain level term insurance policies and the FDNLGR benefits on certain covered policies issued from January 1, 2015 through December 31, 2019. For this reinsurance agreement, funds consisting of certain defined assets (Primary Security) in an amount at least equal to the minimum amount required of Primary Security are held by the Company as security under the reinsurance agreement on a funds withheld basis. Funds consisting of other security in an amount at least equal to the portion of the statutory reserves, as to which Primary Security is not held, are held in a trust on behalf of the Company as security under the reinsurance agreement. As of December 31, 2022 and 2021, the Company did not have any non-zero Primary Security Shortfalls.

The Company has policies issued that have been reinsured by Union Hamilton Reinsurance, Ltd., which is chartered in a country other than the U.S. that is owned in excess of 10% by a person not primarily engaged in the insurance business. Union Hamilton Reinsurance, Ltd., a Bermuda based subsidiary, which is wholly-owned by Wells Fargo & Company, provides a broad range of retail banking and brokerage, asset and wealth management, and corporate and investment banking products and services.

10.	EMPLOYEE BENEFIT PLANS

The Company maintains a Supplemental Executive Retirement Plan (SERP) for certain eligible employees. The SERP is a non- qualified defined benefit plan. As of December 31, 2022 and 2021, the benefit obligation and total liability recognized were $80 million and $81 million, respectively. The accrued benefit costs were $62 million and $59 million and the liability for pension benefits were $18 million and $22 million as of December 31, 2022 and 2021, respectively. The fair value of plan assets as of December 31, 2022 and 2021 was zero.

POSTRETIREMENT BENEFITS

The Company provides a postretirement health care reimbursement plan (the Plan) that provides benefits for eligible retirees and their dependents. As of December 31, 2022 and 2021, the benefit obligation and total liability recognized were $4 million and $6 million, respectively. The accrued benefit costs were $6 million and $6 million and the liability for pension benefits were ($2) million and zero as of December 31, 2022 and 2021, respectively. The fair value of the plan assets as of December 31, 2022 and 2021 was zero. The Company reserves the right to modify or terminate the Plan at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The following is a summary of pension and postretirement benefits as of December 31, 2022 and 2021:

	Pension Benefit		Postretirement Benefits
	December 31,		December 31,
	2022	2021	2022	2021
	(In Millions)
Change in benefit obligation - underfunded:
Benefit obligation, beginning of year	$81	$78	$6	$7
Service cost	5	4
Interest cost	2	2
Actuarial gains and losses	(3)	5	(3)	(1)
Benefits paid	(5)	(2)
Business combinations, divestitures, settlements and special termination benefits		(6)
Benefit obligation, end of year	$80	$81	$3	$6

	Pension Benefit			Postretirement Benefits
	Years Ended December 31,			Years Ended December 31,
	2022	2021	2020	2022	2021	2020
	(In Millions)
Components of net periodic benefit cost:
Service cost	$5	$4	$4
Interest cost	2	2	2
Gains and losses	1	1	2
Prior service cost or credit
Gain or loss recognized due to a settlement or curtailment		2
Total net periodic benefit cost	$8	$9	$8	$—	$—	$—

	Pension Benefit		Postretirement Benefits
	December 31,		December 31,
	2022	2021	2022	2021
	(In Millions)
Amounts in unassigned fund (surplus) recognized as components of net periodic benefit costs:
Items not yet recognized as a component of net periodic cost - prior year	$22	$20		$1
Net prior service cost or credit recognized or arising during the period	(1)
Net gain or loss arising during the period	(2)	5	($2)	(1)
Net gain or loss recognized	(1)	(3)
Items not yet recognized as a component of net periodic cost - current year	$18	$22	($2)	$—

Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:
Net prior service cost	$1	$1
Net recognized gains or losses	$17	$21	($2)	$—

Weighted average assumptions are as follows:

	Pension Benefit			Postretirement Benefits
	Years Ended December 31,			Years Ended December 31,
Net Periodic Benefit Costs:	2022	2021	2020	2022	2021	2020
Weighted average discount rate	2.55%	2.05%	2.90%	2.60%	2.25%	3.05%
Interest crediting rates /Pre-1994 RRA subsidy increase (for cash balance plan and other plans with promised interest crediting rates)	2.75%	2.40%	3.10%	3.50%	3.50%	5.00%

	December 31,			December 31,
	2022	2021		2022	2021
Projected Benefit Obligations:
Weighted average discount rate	5.30%	2.55%		5.30%	2.60%
Interest crediting rates/Pre-1994 RRA subsidy increase (for cash balance plan and other plans with promised interest crediting rates)	5.00%	2.75%		3.50%	3.50%

The Company does not have any regulatory contribution requirements for 2022. The Company expects to contribute $7 million in 2023 for the pension plans and $1 million for the postretirement plans. The following estimated future payments, which reflect expected future service, as appropriate, are expected to be paid for the years ending December 31 (In Millions):

2023	2024	2025	2026	2027	2028 through 2032
$7	$8	$9	$9	$9	$45	2023

RETIREMENT INCENTIVE SAVINGS PLAN

The Company provides a Retirement Incentive Savings Plan (RISP) covering all eligible employees. The Company’s RISP matches 75% of each employee’s contribution, up to a maximum of 6% of eligible employee compensation. The Company’s match plus other contributions made by the Company to the RISP amounted to $47 million, $41 million and $44 million for the years ended December 31, 2022, 2021 and 2020, respectively.

OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined quarterly. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. As of December 31, 2022 and 2021, the deferred amounts were $145 million and $137 million, respectively. The plan was credited $9 million, $6 million and $7 million for the years ended December 31, 2022, 2021 and 2020, respectively.

11.	RESERVES FOR LIFE CONTRACTS AND ANNUITY CONTRACTS AND CHANGE IN INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES

For whole life and term life policies with flat extra premium, the reserve consists of the regular standard reserve plus 50% of such extra premium. For whole life policies with a substandard rating, the reserve consists of the regular standard reserve plus an extra reserve based on an appropriate multiple of the valuation mortality table. For other policies with a substandard rating or flat extra, mean reserves are based on an appropriate multiple of or addition to the valuation mortality table.

As of December 31, 2022 and 2021, the Company had $18.0 billion and $20.3 billion, respectively, of insurance in force for which gross premiums are less than the net premiums according to the valuation standard set by the State of Nebraska.

For traditional policies, tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as described by the NAIC instructions. For non-traditional universal life type policies, the tabular interest and tabular cost are based on the actual interest credited to and monthly deductions from the policies. For some deferred annuity policies and some immediate payout policies, tabular interest was calculated using basic data.

The tabular interest on deposit funds not involving life contingencies has been determined from actual interest credited to deposits.

The components for other reserve changes are as follows:

	Ordinary		Group		Ordinary		Group
	Life Insurance	Individual Annuities	Annuities	Total	Life Insurance	Individual Annuities	Annuities	Total
	December 31,
	2022				2021
	(In Millions)
Includes the change of separate account fair value, surrender or alternative comparison values, partial withdrawals, changes in deficiency reserves, change in CRVM expense allowances and changes in additional actuarial reserves for AGXXXVIII	$270	($27)	($166)	$77	$334	($3)		$331

As of December 31, 2022 and 2021, there were $15 million and $16 million, respectively, in aggregate reserves for accident and health contracts. There were no significant changes in methodology or assumptions of the reserves during the years ended December 31, 2022, 2021 and 2020.

12.	ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT TYPE CONTRACT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of individual annuities, group annuities and deposit-type contracts:

Individual Annuities:	December 31, 2022
	General Account	Separate Account Nonguaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$15,802		$15,802	20%
At book value less current surrender charge of 5% or more (1)	1,510		1,510	2%
At fair value		$43,884	43,884	56%
Total with market value adjustment or at fair value	17,312	43,884	61,196	78%
At book value without adjustment	10,582		10,582	13%
Not subject to discretionary withdrawal	6,856	2	6,858	9%
Total (gross: direct + assumed)	34,750	43,886	78,636	100%
Reinsurance ceded	1,572		1,572
Total (net)	$33,178	$43,886	$77,064

Amount included at book value less current surrender charge of 5% or more that will move to at book value without adjustment for the first time within the year after the statement date:	$787		$787

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

Group Annuities:	December 31, 2022
	General Account	Separate Account With Guarantees	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$1		$1
Not subject to discretionary withdrawal	7,483	$4,364	11,847	100%
Total (gross: direct + assumed)	7,484	4,364	11,848	100%
Reinsurance ceded
Total (net)	$7,484	$4,364	$11,848

Deposit-type Contracts:	December 31, 2022
	General Account	Separate Account Nonguaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$129		$129	1%
At fair value		$5	5
Total with market value adjustment or at fair value	129	5	134	1%
At book value without adjustment	3,588		3,588	19%
Not subject to discretionary withdrawal	14,868		14,868	80%
Total (gross: direct + assumed)	18,585	5	18,590	100%
Reinsurance ceded
Total (net)	$18,585	$5	$18,590

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2022
	General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$15,932			$15,932	15%
At book value less current surrender charge of 5% or more (1)	1,510			1,510	1%
At fair value			$43,889	43,889	40%
Total with market value adjustment or at fair value	17,442		43,889	61,331	56%
At book value without adjustment	14,170			14,170	13%
Not subject to discretionary withdrawal	29,207	$4,364	2	33,573	31%
Total (gross: direct + assumed)	60,819	4,364	43,891	109,074	100%
Reinsurance ceded	1,572			1,572
Total (net)	$59,247	$4,364	$43,891	$107,502

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2021
	General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$15,349			$15,349	14%
At book value less current surrender charge of 5% or more (1)	2,333			2,333	2%
At fair value			$55,421	55,421	52%
Total with market value adjustment or at fair value	17,682		55,421	73,103	68%
At book value without adjustment	8,901			8,901	8%
Not subject to discretionary withdrawal	23,106	$2,798	2	25,906	24%
Total (gross: direct + assumed)	49,689	2,798	55,423	107,910	100%
Reinsurance ceded	342			342
Total (net)	$49,347	$2,798	$55,423	$107,568

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

The following information is obtained from the applicable exhibit in the Company’s Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the NE DOI, and are provided to reconcile annuity reserves and deposit- type contract funds and other liabilities without life or disability contingencies to amounts reported in the Annual Statement:

	December 31,
	2022	2021
	(In Millions)
Annual Statement:
Annuities	$40,659	$38,146
Supplementary contracts with life contingencies	3	3
Deposit-type contracts and funding agreements	18,585	11,198
Subtotal	59,247	49,347

Separate Accounts Annual Statement:
Annuities	48,251	58,216
Other contract deposit funds	4	5
Subtotal	48,255	58,221

Combined total	$107,502	$107,568

13.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of life actuarial reserves as of December 31, 2022 and 2021:

December 31, 2022	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$2,758	$3,242	$3,327
Universal life with secondary guarantees	5,548	5,516	8,418
Indexed universal life	71	42	46
Indexed universal life with secondary guarantees	14,376	13,675	14,214
Other permanent cash value life insurance	9,932	10,693	11,034
Variable universal life	3,752	3,728	3,858	$9,815	$9,678	$9,671
Miscellaneous reserves	2	2	7

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			1,116
Disability - active lives (1)			10
Disability - disabled lives			14
Miscellaneous reserves			879
Total (direct + assumed)	36,439	36,898	42,923	9,815	9,678	9,671
Reinsurance ceded			4,140
Total (net)	$36,439	$36,898	$38,783	$9,815	$9,678	$9,671

(1) Certain disability - active lives were reported in the first section instead of the Disability - active lives row in the second section since they are subject to discretionary withdrawal.

December 31, 2021	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$2,803	$3,288	$3,363
Universal life with secondary guarantees	5,541	5,511	8,241
Indexed universal life	4	4	4
Indexed universal life with secondary guarantees	13,813	12,222	13,495
Other permanent cash value life insurance	9,976	10,697	11,023
Variable universal life	3,707	3,672	3,775	$11,469	$11,354	$11,348
Miscellaneous reserves	2	2	7

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			956
Disability - active lives (1)			7
Disability - disabled lives			13
Miscellaneous reserves			874
Total (direct + assumed)	35,846	35,396	41,758	11,469	11,354	11,348
Reinsurance ceded			3,894
Total (net)	$35,846	$35,396	$37,864	$11,469	$11,354	$11,348

(1) Certain disability - active lives were reported in the first section instead of the Disability - active lives row in the second section since they are subject to discretionary withdrawal.

The table below describes the total withdrawal characteristics of life actuarial reserves for life and accident and health and separate accounts annual statements.

	December 31,
	2022	2021
Annual Statement:	(In Millions)
Life insurance section	$37,723	$36,896
Disability - active lives section	624	585
Disability - disabled lives section	10	10
Miscellaneous reserves section	426	373
Subtotal	38,783	37,864

Separate Accounts Annual Statement:
Life insurance section	9,671	11,348
Combined total	$48,454	$49,212

14.	PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations are as follows:

	December 31, 2022		December 31, 2021
	Gross	Net of Loading	Gross	Net of Loading
		(In Millions)
Ordinary new business	$2	($17)	($8)	($25)
Ordinary renewal	171	168	131	129
Group annuity	42	42	52	52
Total	$215	$193	$175	$156

15.	ELECTRONIC DATA PROCESSING EQUIPMENT AND SOFTWARE

Electronic data processing (EDP) equipment and non-operating software are carried at cost less accumulated depreciation and are included in other assets. The net amount of all non-operating software is nonadmitted. Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life or three years for EDP equipment and five years for non- operating software. Costs incurred for the development of internal use non-operating software are capitalized and amortized using the straight-line method over the lesser of the estimated useful life or five years. Depreciation expense related to EDP equipment and non-operating software amounted to $24 million, $22 million and $23 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Net admitted EDP equipment and non-operating software consist of the following:

	December 31,
	2022	2021
	(In Millions)
EDP equipment	$38	$42
Non-operating system software	298	278
Total	336	320
Accumulated depreciation	231	226
Net	105	94
Nonadmitted	94	89
Net admitted	$11	$5

16.	SEPARATE ACCOUNTS

The Company utilizes Separate Accounts to record and account for assets and liabilities related to variable annuities, variable universal life and group annuities. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risk associated with market value changes are generally borne by the contract holders, except to the extent of the minimum guarantees made by the Company with respect to certain Separate Accounts.

In accordance with the products recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.

As of December 31, 2022 and 2021, the Company’s Separate Accounts Annual Statement included legally insulated assets of $58.6 billion and $70.4 billion, respectively. The assets legally insulated and not legally insulated from the general account as of December 31, 2022 are attributed to the following products (In Millions):

Product	Separate Account Assets Legally Insulated	Separate Account Assets Not Legally Insulated
Variable annuities	$44,764
Variable universal life	9,820
Group annuities	4,052
Total	$58,636	$—

In accordance with the products recorded within the Separate Account, some separate account liabilities are guaranteed by the General Account. In accordance with guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

To compensate the General Account for the risk taken, the Separate Account paid risk charges as follows for the years ended December 31, 2022, 2021, 2020, 2019, and 2018 of $352 million, $347 million, $300 million, $293 million, and $303 million, respectively.

For the years ended December 31, 2022, 2021 and 2020, the General Account of the Company had paid $35 million, $10 million and $15 million, respectively, toward the Separate Account guarantees.

The Company does not engage in securities lending transactions within the Separate Account.

The Company has Separate Accounts with guarantees comprised of the group annuities business where the General Account guarantees annuity payments if the Separate Accounts is unable to do so. Assets of the group annuities business are carried at amortized cost and the Company establishes an AVR as required. The Company’s Separate Accounts without guarantees consist of the variable annuities and variable universal life businesses where the assets of these accounts are carried at fair value.

For the assets not measured at fair value, the following table shows the comparison of the amortized cost to the fair value and the unrealized gain (loss) that would have been recorded if the assets had been reported at fair value (In Millions):

December 31, 2022			December 31, 2021
Assets Held At Amortized Cost	Fair Value	Unrecorded Unrealized Gain (Loss)	Assets Held At Amortized Cost	Fair Value	Unrecorded Unrealized Gain (Loss)
(In Millions)
$4,052	$3,428	($624)	$2,670	$2,687	$17

Information regarding the separate accounts is as follows:

	Separate Accounts with Guarantees				Separate Accounts with Guarantees
	Nonindexed Guarantee				Nonindexed Guarantee
	4% or Less	More than 4%	Without Guarantees	Total	4% or Less	More than 4%	Without Guarantees	Total
	Years Ended December 31,
	2022				2021
	(In Millions)
Premiums, considerations or deposits	$632	$885	$3,991	$5,508	$1,156		$5,783	$6,939

	December 31,
	2022				2021
Reserves for accounts with assets at:	(In Millions)
Fair value			$53,562	$53,562		$66,770	$66,770
Amortized cost	$3,394	$970		4,364	$2,798		2,798
Total reserves	$3,394	$970	$53,562	$57,926	$2,798	$66,770	$69,568

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal at fair value			$53,560	$53,560		$66,768	$66,768
Not subject to discretionary withdrawal	$3,394	$970	2	4,366	$2,798	2	2,800
Total	$3,394	$970	$53,562	$57,926	$2,798	$66,770	$69,568

	Years Ended December 31,
	2022	2021	2020
	(In Millions)
Transfers as reported in the summary of operations - statutory basis of the Separate Accounts Annual Statement:
Transfers to separate accounts	$5,507	$6,937	$5,337
Transfers from separate accounts	5,307	6,593	5,432
Net transfers from separate accounts	200	344	(95)
Reconciling adjustments:
Net lag loss for annuities in general account only	(1)	(1)
Transfers as reported in current and future policy benefits in the accompanying statements of operations - statutory basis	$199	$343	($95)

17.	COMMITMENTS AND CONTINGENCIES

As of December 31, 2022, the Company had $230 million of outstanding mortgage loan commitments in the General Account which were primarily advances available for construction loans. Construction loan advances are made during the term of the construction loan as the borrower meets certain loan advance requirements.

As of December 31, 2022, the Company had $5.3 billion of commitments to fund investments in SCA entities, joint ventures, partnerships and limited liability companies.

As of December 31, 2022, the Company had $823 million and zero of outstanding contractual obligations to acquire private placement securities for the General Account and Separate Account, respectively.

The Company has an agreement with PL&A to lend up to $100 million at a variable interest rate. The Company also has an intercompany uncommitted revolving credit facility with affiliates to lend or borrow funds. Under the agreement, the Company can lend or borrow up to 3% of the Company’s admitted assets to certain affiliates as of the preceding December 31. The aggregate total borrowing of all outstanding loans is limited to $1.0 billion including any outstanding loans under other affiliate lending agreements. There were no borrowings outstanding under the facility as of December 31, 2022 and 2021.

In connection with the operations of certain subsidiaries, the Company has made commitments to provide for additional capital funding as may be required.

In connection with the operations of PSD, the Company has made a commitment to provide for additional capital funding as may be required. The Company made capital contributions to PSD of $19 million, $19 million and $15 million for the years ended December 31, 2022, 2021 and 2020, respectively. In connection with the operations of PLFA, the Company and PL&A are obligated to contribute additional capital funding as may be required according to their respective membership percentages. There were no capital contributions to PLFA for the years ended December 31, 2022, 2021 and 2020.

The Company has operating leases for office space and equipment of its primary operating centers in Newport Beach, California, Omaha, Nebraska and for its various field offices, which in most, but not all cases, are noncancelable. Rental expense, which is included in operating expenses, in connection with these leases was $12 million, $12 million and $10 million for the years ended December 31, 2022, 2021 and 2020, respectively. Aggregate minimum future commitments are as follows (In Millions):

Year Ending December 31:
2023	$11
2024	12
2025	11
2026	7
2027 and thereafter	12
Total	$53

Certain rental commitments have renewal options extending through the year 2028. Some of these renewals are subject to adjustments in future periods.

The Company entered into agreements with Pacific Life Re Limited (PLRL), Pacific Life Re (Australia) Pty Limited (PLRA), RIBM and Pacific Life Re Global Limited (RGBM), all such entities being wholly-owned indirect subsidiaries of Pacific LifeCorp, to guarantee the performance of reinsurance obligations of PLRL, PLRA, RIBM and RGBM, respectively. The guarantees for PLRL, PLRA and RIBM are secondary to the guarantees provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by PLRL, PLRA or RIBM and Pacific LifeCorp. PLRL, PLRA, RIBM and RGBM each pay the Company a fee for their respective guarantees. Management believes that additional obligations, if any, related to the guarantee agreements are not likely to have a material adverse impact on the Company’s financial statements - statutory basis.

The Company’s guarantee to provide funds on Pacific LifeCorp’s behalf of up to 165 million pounds sterling to PLRL in the event of nonperformance of a contingent capital commitment between Pacific LifeCorp and PLRL was terminated on January 1, 2022.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s financial statements - statutory basis. The Company believes adequate provision has been made in its financial statements - statutory basis for all probable and reasonably estimable losses for litigation claims against the Company.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the dividend received deduction (DRD). Later in 2007, the IRS issued Revenue Ruling 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project. In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action. Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete. With the enactment the Act on December 22, 2017, DRD computations have been modified effective January 1, 2018. Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future. However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company’s financial statements - statutory basis.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, the Company may record a contingent reserve for such matters. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s financial statements - statutory basis.

The Company issues synthetic guaranteed interest contracts to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans and 529 plans. The plan uses the contract in its stable value fixed income option. The Company receives a fee for providing book value accounting for the plan’s stable value fixed income option. In the event that plan participant elections exceed the fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the plan the difference between book value and fair value. The Company mitigates the investment risk through pre-approval and compliance monitoring of the investment guidelines, and contractual provisions including the credited rate reset formula that reflects the actual investment and cash flow experience of the underlying plan.

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payments of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of December 31, 2022 and 2021, the estimated liability was $2.1 million and $1.5 million, respectively. As of December 31, 2022 and 2021, the related premium tax receivable was $1.6 million and $1.3 million, respectively. These amounts represent management’s best estimate based on information received from the state in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. Premium tax offsets are expected to be realized based on regulations set forth by various state taxing authorities.

See Note 5 for discussion of other contingencies related to derivative instruments.

See Note 6 for discussion of other contingencies related to income taxes.

See Note 9 for discussion of other contingencies related to reinsurance.

Pacific Life Insurance Company

S U P P L E M E N T A L  S C H E D U L E  O F  S E L E C T E D  F I N A N C I A L  D A T A

A S  O F  A N D  F O R  T H E  Y E A R  E N D E D  D E C E M B E R 3 1 ,  2 0 2 2

(In Millions)

Investment Income Earned
U.S. Government bonds	$26
Bonds exempt from U.S. tax
Other bonds (unaffiliated)	2,797
Bonds of affiliates
Preferred stocks (unaffiliated)
Preferred stocks of affiliates
Common stocks (unaffiliated)	3
Common stocks of affiliates	3
Mortgage loans	864
Real estate	43
Contract loans	352
Cash, cash equivalents and short-term investments	15
Derivative instruments	(916)
Other invested assets	470
Aggregate write-ins for investment income	13
Gross Investment Income	$3,670

Real Estate Owned - Book Value Less Encumbrances	$153

Mortgage Loans - Book Value:
Farm mortgages	$995
Residential mortgages	236
Commercial mortgages	17,690
Mezzanine	107
Total Mortgage Loans	$19,028

Mortgage Loans By Standing - Book Value:
Good standing	$18,995
Good standing with restructured terms	$18
Interest overdue more than 90 days, not in foreclosure	$15
Foreclosure in process

Other Long-Term Assets - Carrying Value	$9,270
Bonds and Stocks of Parents, Subsidiaries and Affiliates - Carrying Value:
Bonds	$4
Preferred stocks
Common stocks	$1,018

Bonds and Short-Term Investments by NAIC Designation and Maturity:
Bonds by Maturity - Statement Value:
Due within one year or less	$3,524
Over 1 year through 5 years	25,701
Over 5 years through 10 years	23,039
Over 10 years through 20 years	9,318
Over 20 years	12,296
No maturity date
Total by Maturity	$73,878

Bonds by NAIC Designation - Statement Value:
NAIC 1	$31,539
NAIC 2	38,017
NAIC 3	3,478
NAIC 4	734
NAIC 5	84
NAIC 6	26
Total by NAIC Designation	$73,878

Total Bonds Publicly Traded	$34,335
Total Bonds Privately Traded	$39,543
Preferred Stocks - Statement Value	$4
Common Stocks - Unaffiliated - Fair Value	$65
Common Stocks - Affiliated - Fair Value	$130
Common Stocks - Subsidiaries - Statement Value	$888
Short-term Investments - Carrying Value	$33
Options, Caps & Floors Owned - Statement Value	$878
Options, Caps & Floors Written and In Force - Statement Value
Collar, Swap & Forward Agreements Open - Statement Value	($715)
Futures Contracts Open - Current Value	$52
Cash Equivalents	$665
Cash on Deposit	$190

Life Insurance In Force:
Industrial
Ordinary	$570,512
Credit Life
Group Life	$14

Amount of Accidental Death Insurance In Force Under Ordinary Policies	$48

Life Insurance Policies with Disability Provisions In Force:
Industrial
Ordinary	$15,598
Credit Life

Supplementary Contracts In Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$18
Income Payable	$1
Ordinary - Involving Life Contingencies
Income Payable
Group - Not Involving Life Contingencies
Amount on Deposit
Income Payable
Group - Involving Life Contingencies
Income Payable

Annuities:
Ordinary
Immediate - Amount of Income Payable	$1,016
Deferred - Fully Paid Account Balance	$25,920
Deferred - Not Fully Paid - Account Balance	$75

Group
Amount of Income Payable	$920
Fully Paid Account Balance
Not Fully Paid - Account Balance

Accident and Health Insurance - Premiums In Force:
Other	$2
Group
Credit

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$18,543
Dividend Accumulations - Account Balance	$24

Claim Payments 2022:
Group Accident and Health - Year Ended December 31, 2022
2022
2021
2020
2019
2018
Prior

Other Accident and Health
2022	$3
2021
2020
2019
2018
Prior

Other Coverages that Use Developmental Methods to Calculate Claim Reserves
2022
2021
2020
2019
2018
Prior

Pacific Life Insurance Company

S U P P L E M E N T A L  S U M M A R Y  I N V E S T M E N T  S C H E D U L E

D E C E M B E R 3 1 ,  2 0 2 2

($ In Millions)

	Gross Investment Holdings *		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total	Percentage
Long-term bonds:
U.S. Governments	$813	0.695%	$813		$813	0.698%
All other governments	638	0.545%	638		638	0.548%
U.S. states, territories and possessions, etc. guaranteed	102	0.088%	102		102	0.088%
U.S. political subdivisions of states, territories, and possessions, guaranteed	221	0.189%	221		221	0.190%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	2,344	2.004%	2,344		2,344	2.013%
Industrial and miscellaneous	67,915	58.056%	67,915		67,915	58.310%
Hybrid securities	33	0.028%	33		33	0.028%
Parent, subsidiaries and affiliates	4	0.003%	4		4	0.003%
Unaffiliated bank loans	1,775	1.516%	1,775		1,775	1.523%
Total long-term bonds	73,845	63.124%	73,845	—	73,845	63.401%

Preferred stocks:
Industrial and miscellaneous (unaffiliated)	4	0.003%	4		4	0.003%
Total preferred stocks	4	0.003%	4	—	4	0.003%

Common stocks:
Industrial and miscellaneous other (unaffiliated)	65	0.055%	65		65	0.055%
Parent, subsidiaries and affiliates publicly traded	128	0.109%	128		128	0.110%
Parent, subsidiaries and affiliates other	890	0.761%	476		476	0.409%
Total common stocks	1,083	0.925%	669	—	669	0.574%

(Continued)

*Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

	Gross Investment Holdings *		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total	Percentage
Mortgage loans:
Farm mortgages	$995	0.851%	$995		$995	0.855%
Residential mortgages	236	0.201%	236		236	0.202%
Commercial mortgages	17,690	15.122%	17,690		17,690	15.188%
Mezzanine real estate loans	107	0.092%	107		107	0.092%
Total mortgage loans	19,028	16.266%	19,028	—	19,028	16.337%

Real estate:
Properties occupied by company	140	0.120%	140		140	0.120%
Properties held for production of income	13	0.011%	13		13	0.011%
Total real estate	153	0.131%	153	—	153	0.131%

Cash, cash equivalents, and short-term
investments:
Cash	190	0.162%	190		190	0.163%
Cash equivalents	665	0.569%	665	2,828	3,493	2.999%
Short-term investments	33	0.028%	33		33	0.028%
Total cash, cash equivalents, and short-term investments	888	0.759%	888	2,828	3,716	3.190%

Contract loans	7,597	6.495%	7,597		7,597	6.523%
Derivatives	1,434	1.226%	1,434		1,434	1.231%
Receivables for securities	76	0.063%	76		76	0.064%
Securities lending	2,828	2.417%	2,828
Other invested assets	10,050	8.591%	9,950		9,950	8.546%
Total invested assets	$116,983	100.000%	$116,472	$2,828	$116,472	100.000%

*Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

Pacific Life Insurance Company

S U P P L E M E N T A L  S C H E D U L E  O F  I N V E S T M E N T  R I S K  I N T E R R O G A T O R I E S
D E C E M B E R  3 1 , 2 0 2 2

The Company’s total admitted assets, excluding separate accounts, as reported in the Statements of Admitted Assets, Liabilities and Capital and Surplus (Total Admitted Assets) was $120.2 billion as of December 31, 2022.

1.	The 10 largest exposures to a single issuer/borrower/investment as of December 31, 2022, are as follows:

		Percentage of Total
	(In Millions)	Admitted Assets
Commercial loan (Mortgage Loan)	$622	0.5%
Commercial loan (Mortgage Loan)	584	0.5%
Commercial loan (Mortgage Loan)	560	0.5%
Commercial loan (Mortgage Loan)	550	0.5%
Commercial loan (Mortgage Loan)	481	0.4%
Pacific Life & Annuity Company (Common Stock) (Subsidiary)	474	0.4%
Commercial loan (Mortgage Loan)	440	0.4%
Commercial loan (Mortgage Loan)	440	0.4%
Commercial loan (Mortgage Loan)	434	0.4%
Commercial loan (Mortgage Loan)	407	0.3%

2.	The amounts and percentages of Total Admitted Assets held in bonds and preferred stocks by NAIC designation as of December 31, 2022, are as follows:

	(In Millions)	Percentage of Total Admitted Assets		(In Millions)	Percentage of Total Admitted Assets
Bonds:			Preferred Stock:
NAIC 1	$31,539	26.2%	NAIC 1
NAIC 2	38,017	31.6%	NAIC 2
NAIC 3	3,478	2.9%	NAIC 3
NAIC 4	734	0.6%	NAIC 4
NAIC 5	84	0.1%	NAIC 5
NAIC 6	26	0.0%	NAIC 6	4	0.0%

3.	Assets held in foreign investments as of December 31, 2022, totaled $19,231 million, which represents 16.0% of Total Admitted Assets.

a.	The aggregate foreign investment exposure, categorized by NAIC sovereign designation as of December 31, 2022, is as follows:

	(In Millions)	Percentage of Total Admitted Assets
Countries designated NAIC 1	$17,178	14.3%
Countries designated NAIC 2	1,453	1.2%
Countries designated NAIC 3 or below	600	0.5%

b.	The largest foreign investment exposures in a single country, categorized by the country’s NAIC sovereign designation as of December 31, 2022, are as follows:

	(In Millions)	Percentage of Total Admitted Assets
Countries designated NAIC 1
Country: United Kingdom (Great Britain)	$3,772	3.1%
Country: Cayman Islands	3,397	2.8%
Countries designated NAIC 2
Country: Mexico	432	0.4%
Country: India	278	0.2%
Countries designated NAIC 3 or below
Country: Colombia	171	0.1%
Country: Brazil	80	0.1%

c.	The aggregate unhedged foreign currency exposure as of December 31, 2022, totaled $225 million, which represents 0.2% of Total Admitted Assets.

d.	The aggregate unhedged foreign currency exposure categorized by country’s NAIC sovereign designation as of December 31, 2022 is as follows:

	(In Millions)	Percentage of Total Admitted Assets
Countries designated NAIC 1	$225	0.2%

e.	The largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation as of December 31, 2022 are as follows:

	(In Millions)	Percentage of Total Admitted Assets
Countries designated NAIC 1 Country: Switzerland	$76	0.1%
Country: United Kingdom (Great Britain)	74	0.1%

f.	The 10 largest non-sovereign (i.e., non-governmental) foreign issues as of December 31, 2022 are as follows:

NAIC Designation	Issuer	(In Millions)	Percentage of Total Admitted Assets
1.D FE/1.G FE/2.A FE/2.C FE	BNP Paribas	$291	0.2%
2.A FE	Anheuser-Busch Companies Inc	236	0.2%
1.E FE/2.A FE/2.B FE	Groupe BPCE	204	0.2%
1.F PL	SVF II Finco LP	178	0.1%
1.F FE/2.B FE	Barclays Bank PLC	177	0.1%
1.D FE/1.G FE	UBS A.G.	175	0.1%
2.B FE/2.C FE	Societe Generale	170	0.1%
1.D FE/1.G FE/2.A FE	Credit Agricole SA/London	165	0.1%
1.E FE/1.G FE/2.A FE	Lloyds TSB Bank Group PLC	150	0.1%
1.E FE/1.G FE/2.A FE/2.B FE	Sumitomo Mitsui Banking	143	0.1%

4.	The aggregate amount and percentage of Total Admitted Assets held in Canadian investments and unhedged Canadian currency exposure are less than 2.5% of Total Admitted Assets as of December 31, 2022.

5.	The aggregate amount and percentage of Total Admitted Assets held in investments with contractual sales restrictions are less than 2.5% of Total Admitted Assets as of December 31, 2022.

6.	The amounts and percentages of Total Admitted Assets held in the largest 10 equity interests as of December 31, 2022 are as follows:

Issuer	(In Millions)	Percentage of Total Admitted Assets
Pacific Asset Holding LLC	$3,575	3.0%
Pacific Life & Annuity Company	474	0.4%
Pacific Private Equity Opportunities Fund III, L.P.	358	0.3%
Pacific Private Equity Opportunities Fund IV, L.P.	294	0.2%
Pacific Private Credit Fund IV, L.P.	166	0.1%
Pacific Co-Invest Opportunities Fund I, L.P.	145	0.1%
Pacific Private Equity Opportunities Fund II, L.P.	128	0.1%
Pacific Private Credit Fund III, L.P.	115	0.1%
Pacific Private Equity Fund I	106	0.1%
Pacific Private Credit Fund V, L.P.	100	0.1%

7.	Assets held in nonaffiliated, privately placed equities are less than 2.5% of Total Admitted Assets as of December 31, 2022.

a.	Ten largest fund managers as of December 31, 2022 are as follows:

	Total Invested	Diversified
Fund Manager	(In Millions)
Strategic Partners	$144	$144
CRSEF Lux GP. S.A.R.L.	67	67
Montana Capital Partners AG	62	62
ManuLife Investment Management	60	60
Tiger Global PIP Management XV, Ltd.	57	57
Stepstone Group	57	57
Industry Ventures	51	51
Glendower Capital LLP	50	50
Ardian	50	50
Digital Colony II GP, LLC	45	45

8.	Assets held in general partnership interests are less than 2.5% of Total Admitted Assets as of December 31, 2022.

9.	The amounts and percentages of Total Admitted Assets held in mortgage loans as of December 31, 2022 are as follows:

a.	The 10 largest aggregate mortgage interests sharing the same property or group of properties as of December 31, 2022 are as follows:

Type (Residential, Commercial, Agricultural)	(In Millions)	Percentage of Total Admitted Assets
Commercial loan	$550	0.5%
Commercial loan	440	0.4%
Commercial loan	434	0.4%
Commercial loan	407	0.3%
Commercial loan	375	0.3%
Commercial loan	360	0.3%
Commercial loan	345	0.3%
Commercial loan	333	0.3%
Commercial loan	332	0.3%
Commercial loan	332	0.3%

10.	The amounts and percentages of Total Admitted Assets held in the following categories of mortgage loans as of December 31, 2022 are as follows:

	(In Millions)	Percentage of Total Admitted Assets
Construction loans	$3,208	2.7%
Mortgage loans over 90 days past due	15	0.0%
Restructured mortgage loans	19	0.0%

11.	The aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisals as of December 31, 2022 are as follows:

	(In Millions)	Percentage of Total Admitted Assets	(In Millions)	Percentage of Total Admitted Assets	(In Millions)	Percentage of Total Admitted Assets
	Residential:		Commercial:		Agricultural:
Above 95%			$72	0.1%
91% to 95%
81% to 90%
71% to 80%			508	0.4%	$1	0.0%
Below 70%	$236	0.2%	17,217	14.3%	995	0.8%

12.	Assets held in real estate are less than 2.5% of Total Admitted Assets as of December 31, 2022.

13.	Assets held in investments held in mezzanine real estate loans are less than 2.5% of Total Admitted Assets as of December 31, 2022.

14.	The amounts and percentages of Total Admitted Assets subject to the following types of agreements as of December 31, 2022 and each of the preceding three quarters are as follows ($ In Millions):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2022	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Securities lending agreements	$3,828	3.2%	$3,909	$3,522	$3,666

15.	The amounts and percentages of Total Admitted Assets for warrants not attached to other financial instruments, options, caps, and floors as of December 31, 2022, are as follows ($ In Millions):

	December 31, 2022	Percentage of Total Admitted Assets	December 31, 2022	Percentage of Total Admitted Assets
	Owned:		Written:
Hedging	$878	0.7%

16.	The amounts and percentages of Total Admitted Assets of potential exposure for collars, swaps, and forwards as of December 31, 2022 and each of the preceding three quarters are as follows ($ In Millions):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2022	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Hedging	$351	0.3%	$301	$377	$370

17.	The amounts and percentages of Total Admitted Assets of potential exposure for futures contracts as of December 31, 2022 and each of the preceding three quarters are as follows ($ In Millions):

		Percentage
	December 31,	of Total	As of Each Quarter End
	2022	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
Hedging	$247	0.2%	$78	$110	$164

Pacific Life Insurance Company

S U P P L E M E N T A L  S C H E D U L E  O F  R E I N S U R A N C E  D I S C L O S U R E S
D E C E M B E R 3 1 , 2 0 2 2

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, that includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791.

2.	The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk.

3.	The Company does not have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses, or settlements to be made, less frequently than quarterly;

b.	Provisions that permit payments due from the reinsurer to not be made in cash within 90 days of the settlement date (unless there is no activity during the period); or

c.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

4.	The Company has not reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R.

5.	The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2022 and are accounted for the contract as reinsurance under SAP and as a deposit under GAAP.

6.	The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2022 and accounted for the contract as reinsurance under GAAP and as a deposit under SAP.